UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SALON MEDIA GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SALON MEDIA GROUP, INC.

870 Market Street, Suite 528

San Francisco, CA 94102

February __, 2014

Dear Stockholder,

We cordially invite you to attend the 2014 Annual Meeting of Stockholders of Salon Media Group, Inc., to be held at 10:00 a.m., San Francisco time, on March 13, 2014 at the offices of Morrison & Foerster LLP, 425 Market Street, San Francisco, California 94105. This is an exciting time at Salon and we continue to move forward with growing our business and improving our corporate governance. This will be the first annual meeting Salon has held since 2007, and we have a number of important items that we wish our stockholders to consider. The attached notice of annual meeting and proxy statement describe the business we will conduct at the annual meeting and provide information about us that you should consider when you vote your shares. As set forth in the attached proxy statement, the annual meeting will be held to consider the following matters:

●

Approval of the Amended and Restated Certificate of Incorporation, which includes, among other amendments, elimination of the classification of the members of our board of directors into three classes;

●	Election of six directors;

●	Approval of the 2014 Stock Incentive Plan;

●	Approval of a potential reverse stock split;

●	Approval, on a non-binding advisory basis, of our executive compensation;

●	Approval, on a non-binding advisory basis, of the frequency of non-binding, advisory stockholder votes on our executive compensation; and

●	Ratification of the appointment of Burr, Pilger & Mayer LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2014.

Please take the time to carefully read each of the proposals stockholders are being asked to consider and vote on.

When you have finished reading the proxy statement, please promptly vote your shares either via the Internet, by telephone or by marking, signing, dating and returning the proxy card in the enclosed envelope. Your vote is important, whether or not you attend the annual meeting in person. We encourage you to vote by proxy so that your shares will be represented and voted at the annual meeting. If you decide to attend the annual meeting and vote in person, your proxy may be revoked at your request.

We appreciate your support and look forward to seeing you at the annual meeting.

Sincerely,

Cynthia Jeffers

Chief Executive Officer

PROXY STATEMENT

Pursuant to Section 14(c) of the Securities Exchange Act of 1934

NOTICE OF ANNUAL MEETING

To be held on March 13, 2014

To the Stockholders of Salon Media Group, Inc.:

The 2014 Annual Meeting of Stockholders of Salon Media Group, Inc. will be held at the following time, date and place for the following purposes:

TIME:         10:00 a.m., San Francisco Time

DATE:        March 13, 2014

PLACE:     Offices of Morrison & Foerster, LLP, 425 Market Street, San Francisco, California 94105

PURPOSES:

1.

To approve the Restated Certificate of Incorporation (the “Restated Certificate”), which includes, among other amendments, elimination of the classification of the members of the Board of Directors into three classes;

2.	Assuming approval of the Restated Certificate, to elect six members to the Board of Directors to serve for the ensuing year or until their respective successors have been duly elected;

3.	To approve the 2014 Stock Incentive Plan;

4.

Assuming approval of the Restated Certificate, to approve an amendment to the Restated Certificate to effect a reverse stock split (the “Reverse Stock Split”) of our issued and outstanding common stock by a ratio of not less than one-for-ten and not more than one-for-twenty-five at any time prior to March 31, 2015, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion;

5.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement that accompanies this notice;

6.

To approve, on a non-binding advisory basis, on the frequency (every one, two or three years) that stockholders of the Company will have a non-binding, advisory vote on the compensation of the Company’s named executive officers;

7.	To ratify the appointment of Burr, Pilger & Mayer LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2014; and

8.	To transact such other business that is properly presented at the annual meeting or any adjournment.

All of these proposals are more fully described in the proxy statement that follows. You may vote at the annual meeting and any adjournments if you were the record owner of our common stock or Series C Preferred Stock at the close of business on February 7, 2014. A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at the office of our Corporate Secretary at 870 Market Street, Suite 528, San Francisco, CA 94102.

If you wish to attend the annual meeting, please provide us notice at least 24 hours prior to the annual meeting so that we can make the necessary security notification to the building in which the annual meeting is being held.

Sincerely,

Cynthia Jeffers

Chief Executive Officer

Important Notice Regarding the Availability of the Proxy Statement for the Annual Meeting to be held on March 13, 2014. This Notice of Meeting and Proxy Statement are available on our website at http://www.salon.com/about/ir.

SALON MEDIA GROUP, INC.

870 Market Street, Suite 528

San Francisco, CA 94102

----------------------------------------------------------

PROXY STATEMENT FOR SALON MEDIA GROUP, INC.

2014 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON

March 13, 2014

----------------------------------------------------------

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why Did You Send Me this Proxy Statement?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors of Salon Media Group, Inc. is soliciting your proxy to vote at the 2014 annual meeting of stockholders and any adjournments of the annual meeting to be held at 10:00 a.m., San Francisco time, on March 13, 2014 at the offices of Morrison & Foerster, LLP, 425 Market Street, San Francisco, California 94105. This proxy statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the annual meeting and the information you need to know to vote at the annual meeting.

We anticipate that on or before February __, 2014, we will begin sending this proxy statement, the attached Notice of Annual Meeting and the form of proxy enclosed to all stockholders entitled to vote at the annual meeting. Although not part of this proxy statement, we are also sending along with this proxy statement our Annual Report on Form 10-K for the fiscal year ended March 31, 2013 (the “Fiscal 2013 Form 10-K). You can also find a copy of our Fiscal 2013 Form 10-K as well as our subsequent filings with the Securities and Exchange Commission, or the SEC, on the Internet through the electronic data system called EDGAR provided by the SEC, at http://www.sec.gov or through the Investor Relations section of our website at http://www.salon.com/about/ir. Our Fiscal 2013 Form 10-K, our subsequent SEC filings and information on the website other than this proxy statement, are not part of our proxy soliciting materials. Additional copies of our Fiscal 2013 Form 10-K are available upon request.

Who Can Vote?

Only holders of record of our common stock, par value $0.001 per share, and of our Series C Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”), at the close of business on February 7, 2014 (the “record date”) are entitled to vote at the annual meeting. On the record date, there were [76,245,442] shares of common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote. In addition, as of the record date, we had outstanding 1,075 shares of Series C Preferred Stock. Each share of Series C Preferred Stock is entitled to 1,020.1637 votes per share, and the aggregate vote of the Series C Preferred Stock equals 1,096,676 shares. The Series C Preferred Stock is our only outstanding series of preferred stock, Therefore, the total outstanding number of votes as of the Record Date is [77,342,118].

You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting.

How Many Votes Do I Have?

Each share of common stock that you own entitles you to one vote. Each share of Series C Preferred Stock that you own is entitled to 1,020.1637 votes per share.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, Computershare Trust Company NA, or you have stock certificates, you may vote:

●

By mail. Complete, date, sign and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

●	By Internet or by telephone. Follow the instructions attached to the proxy card to vote by Internet or telephone.

●

In person at the annual meeting. If you attend the annual meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the annual meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can generally do so as follows:

●	By mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

●	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.

●

In person at the annual meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the annual meeting. You will not be able to vote at the annual meeting unless you have a proxy card from your broker.

What am I Voting On?

You are voting on:

●

Approval of the Amended and Restated Certificate of Incorporation (the “Restated Certificate”), which includes, among other amendments, elimination of the classification of the members of the Board of Directors into three classes;

●

Assuming approval of the Restated Certificate as described herein, election of six members to the Board of Directors to serve for the ensuing year or until their respective successors have been duly elected;

●	Approval of the 2014 Stock Incentive Plan;

●

Assuming approval of the Restated Certificate as described herein, to approve an amendment to the Restated Certificate to effect a reverse stock split (the “Reverse Stock Split”) of our issued and outstanding common stock by a ratio of not less than one-for-ten and not more than one-for-twenty-five at any time prior to March 31, 2015, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion;

●	Approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in the proxy statement;

●

Approval, on a non-binding advisory basis, of the frequency (every one, two or three years) that stockholders of the Company will have a non-binding, advisory vote on the compensation of the Company’s named executive officers; and

●	Ratification of the appointment of Burr, Pilger & Mayer LLP as the Company's independent registered public accounting firm.

How does the Board of Directors Recommend that I Vote at the annual meeting?

The Board of Directors recommends that you vote as follows:

●	“FOR” approval of the Restated Certificate;

●	“FOR” the re-election of all director nominees;

●	“FOR” approval of the 2014 Stock Incentive Plan;

●	“FOR” approval of the Reverse Stock Split;

●	“FOR” approval, on a non-binding advisory basis, of our executive compensation as described in “Proposal 5: Advisory Vote on Executive Compensation” in this proxy statement.

●

“FOR” the approval, on a non-binding advisory basis, of every one year as the frequency that our stockholders will have a non-binding, advisory vote on our executive compensation as described in “Proposal 6: Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation” in this proxy statement; and

●	“FOR” ratification of the appointment of Burr, Pilger & Mayer LLP as the Company's independent registered public accounting firm.

If any other matter is properly presented at the annual meeting or any adjournment, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

What Constitutes a Quorum for the Annual Meeting?

The holders of a majority by voting power of all of the outstanding shares of common stock and Series C Preferred Stock entitled to vote at the annual meeting, present in person or by proxy, shall constitute a quorum at the annual meeting. Of the total [77,342,118] voting shares as of the record date ([76,245,442] shares of common stock and Preferred Stock entitled to vote 1,096,676 shares), a majority, or at least [38,671,060] shares, must be present at the annual meeting in person or represented by proxy to hold the annual meeting and conduct business. Once a quorum is established at a meeting, it shall not be broken by the withdrawal of enough votes to leave less than a quorum. Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists. If a quorum is not present, the annual meeting will be adjourned until a quorum is obtained.

What are the Voting Requirements to Approve a Proposal?

Assuming a quorum is present at the annual meeting, the following are the voting requirements to approve each proposal, with the common stock and the Series C Preferred Stock voting together for all purposes:

Approval of the Restated Certificate – Approval of the Restated Certificate requires the affirmative vote of 66-2/3ds of the voting power of the shares. Abstentions and broker non-votes (shares held by brokers that do not have discretionary authority to vote on a matter and have not received voting instructions from their clients) have the same effect as negative votes.

Election of directors – Assuming approval of the Restated Certificate, nominees for director will be elected pursuant to the affirmative vote of a plurality of the voting power of the shares voting in person or represented by proxy at the annual meeting, which means that the nominees who receive the most affirmative votes will be elected to the Board of Directors. In voting to elect nominees to the Board of Directors, stockholders may vote in favor of all the nominees or any individual nominee or withhold their votes as to all the nominees or any individual nominee. Abstention, broker non-votes and shares not present at the annual meeting have no effect on the election of directors.

Approval of the 2014 Stock Incentive Plan – Approval of the 2014 Stock Incentive Plan requires the affirmative vote of a majority of the voting power of the shares voting in person or represented by proxy at the annual meeting. Abstentions and broker non-votes have the same effect as negative votes.

Approval of the Reverse Stock Split – Approval of the Reverse Stock Split requires the affirmative vote of 66-2/3ds of the voting power of the shares. Abstentions and broker non-votes have the same effect as negative votes.

Approval of non-binding advisory resolution on executive compensation – You may vote “FOR”, “AGAINST, or “ABSTAIN” on the advisory vote on executive compensation. Approval requires that the number of votes cast at the annual meeting in favor of the resolution exceeds the number of votes cast opposing the resolution. The outcome of this vote is not binding; however, the Board of Directors and the Compensation Committee will consider the outcome of the vote when developing and reviewing the future executive compensation plans. Abstentions have the same effect as negative votes. Broker non-votes have no effect.

Vote on a non-binding advisory resolution regarding the frequency of the vote regarding executive compensation – Stockholders will be asked to vote on whether to advise us to include in our proxy statement a non-binding, advisory vote on executive compensation every year, two years or three years. You may vote “One Year,” “Two Years,” “Three Years” or “ABSTAIN.” The outcome of this vote will be determined by a plurality of the votes cast, and, while the outcome of this vote is not binding on us, we will take under advisement the choice (every year, two years or three years) that receives the most votes. Abstentions have the same effect as negative votes. Broker non-votes have no effect.

Ratification of Appointment of Accountants – Ratification of the appointment of Burr, Pilger & Mayer LLP as the Company's independent registered public accounting firm requires a majority of the voting power of the shares voting in person or represented by proxy at the annual meeting. Abstentions have the same effect as negative votes.

In all cases, the voting power of the shares equals the combined voting power of the [76,245,442] shares of common stock and the 1,096,676 voting shares represented by the 1,075 outstanding shares of Preferred Stock.

How are My Votes Cast when I Sign and Return a Proxy Card?

When you sign the proxy card or submit your proxy by telephone or over the Internet, you appoint Cynthia Jeffers, our chief executive officer, and Elizabeth Hambrecht, our interim chief financial officer, as your representatives at the annual meeting. Either Cynthia Jeffers or Elizabeth Hambrecht will vote your shares at the annual meeting as you have instructed them on the proxy card. Each of such persons may appoint a substitute for herself.

Even if you plan to attend the annual meeting, it is a good idea to complete, sign and return your proxy card or submit your proxy by telephone or over the Internet in advance of the annual meeting in case your plans change. This way, your shares will be voted by you whether or not you actually attend the annual meeting.

May I Revoke My Proxy?

If you give us your proxy, you may revoke it at any time before it is voted at the annual meeting. There will be no double counting of votes. You may revoke your proxy in any one of the following ways:

●	entering a new vote or by granting a new proxy card or new voting instruction bearing a later date (which automatically revokes the earlier instructions);

●	if your shares are held in street name, re-voting by Internet or by telephone as instructed above (only your latest Internet or telephone vote will be counted);

●	notifying our Corporate Secretary, Elizabeth Hambrecht, in writing before the annual meeting that you have revoked your proxy; or

●	attending the annual meeting in person and voting in person. Attending the annual meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

Can My Broker Vote My Shares for Me on Any of the Proposals Presented at the Annual Meeting?

No, except for the ratification of the appointment of independent accountants. A broker “non-vote” occurs when a broker or nominee holding shares for a beneficial owner does not vote on a particular matter because the matter is not routine and such broker or nominee does not have the discretionary voting authority to vote the shares for which it is the holder of record with respect to a particular matter at the annual meeting and such broker or nominee has not received instructions from the beneficial owner. Broker “non-votes,” and shares as to which proxy authority has been withheld with respect to any matter, are generally not deemed to be entitled to vote for purposes of determining whether stockholders’ approval of that matter has been obtained. Pursuant to New York Stock Exchange (“NYSE”) Rule 452, all of the proposals other than ratification of the appointment of Burr, Pilger & Mayer LLP as the Company's independent registered public accounting firm are considered non-routine matters and, therefore, may not be voted upon by brokers without instruction from beneficial owners. Consequently, proxies submitted by brokers for shares beneficially owned by other persons may not, in the absence of specific instructions from such beneficial owners, vote the shares in favor of or against any of the proposals presented at the annual meeting except appointment of Burr, Pilger & Mayer LLP as the Company's independent registered public accounting firm. Please complete your proxy and return it as instructed so your vote can be counted.

What if I Receive More than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of common stock in more than one account, which may be in registered form or held in street name, or shares of Series C Preferred Stock. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.

What if I do not Vote for Some of the Matters Listed on My Proxy Card?

If you return your proxy card without indicating your vote, your shares will be voted FOR all of the proposals – approval of the Restated Certificate, approval of the 2014 Stock Incentive Plan, approval of the Reverse Split, approval, on a non-binding basis, of our executive compensation, and approval, on a non-binding basis, of a one-year frequency for voting upon our executive compensation, and ratification of the appointment of independent accountants– and FOR the director-nominees listed on the card.

What if I Abstain?

An abstention on any matter, other than the election of directors or ratification of the appointment of independent accountants, will have the effect of a vote against the matter.

Will My Shares be Voted if I do not Return My Proxy Card and do not Attend the Annual Meeting?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the annual meeting as described above under “How Do I Vote?.”

If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority to vote your shares only with respect to ratification of the appointment of independent accountants and on certain, routine matters scheduled to come before the annual meeting even if it does not receive instructions from you. We encourage you to provide voting instructions. This ensures your shares will be voted at the annual meeting in the manner you desire.

Is Voting Confidential?

Yes. Only the inspector of elections and our employees and counsel that have been assigned the responsibility for overseeing the legal aspects of the annual meeting will have access to your proxy card. The inspector of elections will tabulate and certify the vote. Any comments written on the proxy card will remain confidential unless you ask that your name be disclosed.

Who is the Inspector of Elections?

A representative of Computershare Trust Company NA, our transfer agent, will be the inspector of elections.

What are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will not pay these employees and directors additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

Could Other Matters be Decided at the Annual Meeting?

We do not know of any other matters that will be considered at the annual meeting. If any other matters arise at the annual meeting at or by the direction of the board of directors, the proxies will be voted at the discretion of the proxy holders.

What Happens if the Annual Meeting is Postponed or Adjourned?

Your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

Do I Need a Ticket to Attend the Annual Meeting?

No. If you wish to attend the annual meeting, please provide us notice at least 24 hours prior notice so that we can make the necessary security notification to the building in which the annual meeting is being held.

FORWARD LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are made as of the date of its mailing based upon our current expectations. All statements, other than statements of historical fact, including, but not limited to, statements regarding our plans, objectives, expectations, intentions, capitalization and financing, constitute “forward-looking statements.” The words “may,” “will,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “potential” or “continue” and similar types of expressions identify such statements, although not all forward-looking statements contain these identifying words. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Important factors that could cause such differences include, but are not limited to:

●	Our dependence on advertising sales for significant revenues

●	We have historically lacked significant revenues and have a history of losses

●	Our cash flows may not meet expectations

●	Our ability to control our expenses

●	Our reliance on related parties for significant operating and investment capital

●

Our principal stockholders can exercise a controlling influence over our business affairs and may make business decisions with which non-principal stockholders disagree and may affect the value of their investment

●	The impact of controversial content on our website

●	Our ability to promote the Salon brand to attract and retain users, advertisers and strategic partners

●	Our technology development efforts may not be successful in improving the functionality of our network

●	The introduction of new websites, services or products by us or by our competitors

●	Our operating results are volatile and may adversely affect our common stock price

●	Future sales of significant number of shares of our common stock by principal stockholders could cause the stock price to decline

●

Our stock has been and will likely continue to be subjected to substantial price and volume fluctuations due to a number of factors, many of which will be beyond our control and may prevent stockholders from reselling our common stock at a profit

●

Holders of the remaining outstanding shares of Series C Preferred Stock are entitled to potentially significant liquidation preferences with respect to Salon’s assets over common stockholders if Salon were to liquidate

This Proxy Statement should be read in conjunction with our Fiscal 2013 Form 10-K and our quarterly report on Form 10-Q for the quarter ended December 31, 2013, filed on February __, 2014, including the “Risk Factors” set forth in the reports, and our other reports currently on file with the Securities and Exchange Commission, which contain more detailed discussion of risks and uncertainties that may affect future results. We do not undertake to update any forward-looking statements except as required by law.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of February 7, 2014, the record date, the number of shares of our Common Stock beneficially owned (including Preferred Stock convertible into Common Stock) by (i) each person who is known by us to be the beneficial owner of more than five percent of the our Common Stock; (ii) each of the Company’s executive officers; (iii) each member of our Board of Directors; and (iv) all directors and executive officers as a group. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated, and have an address at c/o Salon Media Group, Inc., 870 Market Street, Suite 528, San Francisco, CA 94102.

Name and Address of Beneficial Owner	Amount and Nature of Shares of Common Stock Beneficially Owned (1)	Percentage of Class (2)
5% Holders
(other than directors and officers)
Shea Ventures LLC (3)	4,564,868	5.9%
Executive Officers and Directors
Cynthia Jeffers (4) Chief Executive Officer, Director	1,418,903	1.8%
David Daley (5) Editor in Chief	11,797	*
Elizabeth Hambrecht (6) Interim Chief Financial Officer	1,965,320	2.5%
Matthew Sussberg Vice President, Sales	138,541	*
John Warnock (7) Chairman of the Board, Director	45,227,669	58.5%
Deepak Desai (8) Director	38,500	*
William Hambrecht (9) Director	17,337,104	22.4%
George Hirsch (10) Director	46,732	*
James H. Rosenfield (11) Director	46,000	*
All Directors and Executive Officers (9 people)(12)	66,230,566	83.9%

* Less than one percent.

(1)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the shares shown. Except as indicated and subject to community property laws where applicable, to our knowledge, the stockholders named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options, warrants or convertible securities.

(2)

Calculated on the sum of the [76,245,442] shares of Common Stock outstanding as of February 7, 2014 and the 1,096,676 shares of Common Stock that holders of the 1,075 shares of Series C Preferred Stock outstanding may vote on an “as converted” basis. Shares of Common Stock underlying options exercisable within 60 days of February 7, 2014 and shares of Common Stock that a stockholder has the right to acquire upon conversion of shares of Series C Preferred Stock are deemed outstanding for purposes of calculating the beneficial ownership of Common Stock of the holders of such options and shares on a stand-alone basis, without considering the ownership interest of other stockholders.

(3)

Consists of 1,526,640 shares of Common Stock and 711,054 shares of Common Stock that the stockholder has the right to acquire upon conversion of 697 shares of Series C Preferred Stock, including 2,196,593 shares of Common Stock held by two trusts, as well as 130,581 shares of Common Stock that the trusts have the right to acquire upon conversion of 128 shares of Series C Preferred Stock. John Morrissey is the manager of the stockholder and a trustee of the trusts, and Shea Ventures is also a shareholder of Ironstone Group, Inc. (see footnote (9)). Shea Ventures and the trusts own an aggregate of 76.7% of the Series C Preferred Stock. The address for these holders is 655 Brea Canyon Road, Suite 200, Walnut, CA 91788.

(4)	Includes 1,661,850 shares subject to options that may be exercised within 60 days of February 7, 2014.

(5)	Includes 12,358 shares subject to options that may be exercised within 60 days of February 7, 2014.

(6)

Includes shares held in the name of Eu Revocable Trust and excludes Ms. Hambrecht's proportional beneficial ownership of amounts owned by the Hambrecht Entities and HAMCO Capital described in footnote (9). Elizabeth Hambrecht is the daughter of William Hambrecht.

(7)

Includes 35,000 shares subject to options that may be exercised within 60 days of February 7, 2014. Excludes 1,428,571 shares held by Adobe Systems Incorporated (“Adobe”) of which Mr. Warnock is co-Chairman. Mr. Warnock disclaims beneficial ownership of all shares held by Adobe.

(8)	Includes 38,500 shares subject to options that may be exercised within 60 days of February 7, 2014.

(9)

Mr. Hambrecht has an ownership interest in WR Hambrecht + Co., LLC and Ironstone Group, Inc. (together the “Hambrecht Entities”) and is the Chairman and Chief Executive Officer of those entities. The Hambrecht Entities own 17,337,104 shares of Common Stock. Elizabeth Hambrecht has a pecuniary ownership interest in the Hambrecht Entities. Mr. Hambrecht individually owns 5,837,596 shares of Common Stock. Includes ownership by The Sarah and William Hambrecht Foundation of 1,136,085 shares of Common Stock. William Hambrecht and Elizabeth Hambrecht are directors and have voting rights in the Sarah and William Hambrecht Foundation. Includes ownership by The Hambrecht 1980 Revocable Trust, consisting of 7,784,761 shares of Common Stock. Includes ownership by HAMCO Capital Corporation, consisting of 527,068 shares of Common Stock. Mr. Hambrecht and Elizabeth Hambrecht, both have an ownership interest in HAMCO Capital Corporation. Includes ownership by Ironstone Group, Inc., consisting of 2,006,827 shares of Common Stock. Mr. Hambrecht and Elizabeth Hambrecht each have an ownership interest in Ironstone Group, Inc. Mr. Hambrecht and Ms. Hambrecht disclaim beneficial ownership of the shares of Common Stock held directly by the Hambrecht Entities and HAMCO Capital Corporation, other than their proportionate ownership interest. William Hambrecht is the father of Elizabeth Hambrecht.

(10)	Includes 46,000 shares subject to options that may be exercised within 60 days of February 7, 2014.

(11)	Includes 46,000 shares subject to options that may be exercised within 60 days of February 7, 2014.

(12)	Includes an aggregate of 1,839,708 shares subject to options that may be exercised within 60 days of February 7, 2014.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors and persons who beneficially own more than 10% of the Company’s Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (“SEC”). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and more than 10% stockholders were complied with for the fiscal year ended March 31, 2013, with the exception of reports that were not filed for the following persons: Form 3 for Ms. Jeffers pursuant to Ms. Jeffers becoming a reporting person on May 30, 2012; Form 4 for Ms. Jeffers for an option to purchase 1,056,478 shares of common stock granted on July 25, 2012.

EXECUTIVE OFFICERS AND DIRECTORS

Salon’s executive officers and directors as of February 7, 2014 are as follows:

Name	Age	Position
Cynthia Jeffers	39	Chief Executive Officer
Elizabeth Hambrecht*	50	Interim Chief Financial Officer
David Daley	43	Editor-in-Chief
Matthew Sussberg	37	Vice President Sales
John Warnock (2)	73	Chairman of the Board, Director
Deepak Desai (1,3)	55	Director
William Hambrecht*	78	Director
George Hirsch (1)	79	Director
James Rosenfield (2)	84	Director

___________________________

(1)           Member of Audit Committee

(2)           Member of Compensation Committee

(3)           Audit Committee financial expert

*              Elizabeth Hambrecht is the daughter of William Hambrecht

Cynthia Jeffers was appointed Chief Executive Officer on May 31, 2012 and has been our Chief Technology Officer since May 7, 2012. She previously served for two years as Technical Director at The Huffington Post, which was acquired by AOL Inc. Prior to this, Ms. Jeffers worked as a researcher at Distance Lab, a technology research lab in northern Scotland. Ms. Jeffers’ technical background includes experience with web, mobile and new and emerging platforms and she holds a Master’s degree from the Interactive Telecommunications Program at New York University and a Bachelor’s degree from Barnard College.

Elizabeth Hambrecht was appointed Interim Chief Financial Officer on July 2, 2013, and serves as our Corporate Secretary. Ms. Hambrecht previously served as a director of the Company from 2003 to 2012, as well as Chief Executive Officer from September 2008 until May 2009. She also previously served as the Company’s Chief Executive Officer from February 2005 until September 2007 and was the Company’s President from October 2003 until September 2007. From May 2003 through February 2005 she also served as the Company’s Chief Financial Officer and Secretary. From 1999 to March 2003, she was co-founder and Director of Asiacontent.com, an online media company focused on Asian markets. From 1997 to 2000 she was co-founder, Chief Financial Officer and Director of Boom.com, a Hong Kong-based online stock trading company. From 1992 to 1995 she was Executive Director at Goldman Sachs (Hong Kong) Ltd. From 1987 to 1992 she was Assistant Director at Barings Securities (Hong Kong) Ltd. Ms. Hambrecht holds a Bachelor of Arts degree in History from Vassar College. She currently is a member of the Board of Trustees of the San Francisco Friends School and has previously been a member of the Board of Trustees for KQED, a public broadcast company for Northern California.

David Daley began his employment with the Company in July 2011 as Senior Culture Editor, was promoted in March 2012 to Executive Editor, and on June 5, 2013, became Interim Editor-In-Chief. He previously served for five years at the Louisville Courier-Journal as both the Lifestyles Manager and Editor-In-Chief of the weekly Velocity newspaper. Prior to the Louisville Courier-Journal, Mr. Daley served as Features Editor for one year at Details Magazine, and as Politics/Culture Reporter and Arts Editor at the Hartford Courant and (Westchester, New York) Journal News. Mr. Daley’s holds a Master’s degree in Journalism from the University of North Carolina at Chapel Hill and a Bachelor’s degree in Political Science from Boston College and.

Matthew Sussberg was appointed Vice President Sales in April 2012. He joined Salon from Us Weekly, a division of Wenner Media, where he served as Digital Advertising Manager from March 2010 through April 2012. Mr. Sussberg also served as a Senior Account Director at The Huffington Post from February 2006 through March 2010, where he helped grow annual sales. Mr. Sussberg holds a Bachelor of Arts degree from the University of Wisconsin.

John Warnock has served as a director of Salon since August 2001 and was appointed Chairman of the Board in December 2006. He was a founder of Adobe Systems and has been its Chairman of the Board since April 1989. Since September 1997, he has shared the position of Adobe Chairman of the Board with Charles M. Geschke. Dr. Warnock served as Chief Executive Officer of Adobe from 1982 through December 2000. Dr. Warnock received a Ph.D. in Electrical Engineering from the University of Utah. Mr. Warnock served as a director for Knight Ridder, Inc., a publisher of news and information in digital and hard copy formats, until its sale in June 2006.

Deepak Desai has served as a director of Salon since September 2004.  He is currently Founder and Chief Executive Officer at Global LearnEng LLC, which he founded in July 2013.  Mr. Desai served as the Chief Strategy Officer at Universal HealthCare Group Inc, from May 2011 to February 2013. Mr. Desai joined GlobalEnglish Corporation in June 2002 as its Chief Financial Officer and from December 2005 to January 2011 he served as its President and Chief Executive Officer. From August 1999 to June 2001, Mr. Desai was the Chief Financial Officer of Asiacontent.com Ltd.  From July 1987 to July 1999, Mr. Desai held various positions with Time Warner, Inc., including General Manager and Chief Financial Officer with Time Life Asia, Associate Business Manager, Financial Manager and Assistant Business Manager with Time Inc. and Senior Auditor with Time Warner Inc.  Mr. Desai is a Certified Public Accountant, received a Bachelor of Commerce in Accounting from the University of Bombay, India and an M.B.A. with a Finance emphasis from the Wharton School of Business of the University of Pennsylvania.

William Hambrecht has served as a director of Salon since February 2012. Mr. Hambrecht founded the San Francisco-based financial services firm WR Hambrecht + Co in 1998 and serves as its Chairman and Co-Chief Executive Officer. Prior to WR Hambrecht + Co, he co-founded and led Hambrecht & Quist, which specialized in investing in Silicon Valley companies. Mr. Hambrecht has served as a director for numerous private and public corporations. He previously served as a Director for Motorola Inc. (2008 – 2011) and AOL Inc. (2009 – 2011), was on the Board of Trustees for The American University of Beirut (2003 – 2011) and served on the Advisory Council to The J. David Gladstone Institute (2005 – 2010). In October 2006, Mr. Hambrecht was inducted into the American Academy of Arts and Sciences. He also was appointed to the board of the Presidio Trust by President Barack Obama in 2010. Mr. Hambrecht graduated from Princeton University in 1957.

George Hirsch has served as a Director of Salon since April 2003. In 1967, he became the founding publisher of New York magazine and served as its President through 1971.  In 1973, he was the founding publisher of New Times magazine and served as its President through 1979. In 1978, he founded The Runner magazine and served as publisher and president until its merger with Runner's World in 1987. From 1987 until his retirement in 2004, he held various positions with Rodale, Inc., including Worldwide Publisher of Runner’s World, Publishing Director of Men’s Health, and Director of International Magazines. From 2006 until 2012, he was the chairman and publishing director of La Cucina Italiana, the U.S. edition of an Italian magazine. Mr. Hirsch is the Chairman of the Board of the New York City Marathon (New York Road Runners). Mr. Hirsch holds a Masters in Business Administration from Harvard University and a Bachelor of Arts in History from Princeton University.

James H. Rosenfield has served as a director of Salon since April 1998. Mr. Rosenfield has been the President of JHR & Associates, a media-consulting firm, since 1998. From 1994 to 1998, Mr. Rosenfield was Managing Director at the investment-banking firm of Veronis Suhler & Associates. From 1987 to 1994, he was Chairman and Chief Executive Officer of John Blair Communications, Inc., a television sales and syndication company. From 1965 to 1985, Mr. Rosenfield held various executive positions at CBS Corporation, a television broadcasting and media company, including Executive Vice President of the Broadcast Group. Mr. Rosenfield holds a Bachelor of Arts degree in English from Dartmouth College.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has determined that, other than Ms. Jeffers, Mr. Warnock, and Mr. Hambrecht, each of the members of the Board is an independent director. In making this determination, the Board used the independence standards of NYSE MKT LLC, in accordance with SEC rules. These independence standards are available on our website at www.salon.com/abour/ir.

Committees and Meeting Attendance

The Board of Directors has an Audit Committee and a Compensation Committee, each of which operates under a written charter adopted by the Board. Copies of these charters are available on our website at www.salon.com/abour/ir. During the fiscal year ended March 31, 2013, the Board held five meetings, the Audit Committee held four meetings and the Compensation Committee held five meetings. Other than former director David Talbot, during such fiscal year, no current director attended fewer than 75% of the total number of meetings of the Board and all of the Board committees on which such director served.

Code of Conduct

Salon has adopted a Code of Conduct and Policy Regarding Reporting of Possible Violations (the “Code of Conduct”). The Code of Conduct can be found at Salon’s Website at www.salon.com/abour/ir  under the caption “About Salon.”

Audit Committee

The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the adequacy of the Company’s financial reporting and disclosure controls and processes, the adequacy of the Company’s internal control policies, the selection of the Company’s independent auditors, the scope of the annual audits, fees to be paid to the Company’s registered independent public accounting firm, the performance of the Company’s registered independent public accounting firm and the accounting practices of the Company. The Audit Committee operates under a charter that is available on our website at www.salon.com/abour/ir.

During the fiscal year ended March 31, 2013, the members of our Audit Committee were Messrs. Hirsch and Desai, both of whom the Board has determined are independent directors. The Board has further determined that Mr. Desai is an audit committee financial expert within the meaning of applicable SEC rules; it based this determination on Mr. Desai’s education and experience.

Audit Committee Report

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Our independent auditors, Burr, Pilger & Mayer LLP (“BPM”), are responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles of the United States of America.

The Audit Committee consists of three Directors, each of whom, in the judgment of the Board of Directors, is an independent Director. The Audit Committee acts pursuant to a written charter that has been adopted by the Board of Directors.

In connection with the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2013, the Audit Committee reviewed and discussed with management the Company’s audited financial statements for the fiscal year ended March 31, 2013. The Audit Committee also reviewed and discussed with BPM all matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee met with BPM, with and without management present, to discuss the overall scope of its audit, the results of its examinations, its evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

The Audit Committee also received from the auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2013.

By the Audit Committee
Deepak Desai
George Hirsch

Compensation Committee

The members of the Compensation Committee during the fiscal year ended March 31, 2013 were James Rosenfield and John Warnock. The Board has determined that only Mr. Rosenfield is an independent director.  The NYSE MKT requires that smaller reporting companies such as us have at least three members serving on a compensation committee that is not fully independent; consequently the Compensation Committee does not meet the requirements for independence under the corporate governance standards of the NYSE MKT LLC. The Compensation Committee sets the salary and bonus earned by the Chief Executive Officer, and reviews and approves salary and bonus levels for other executive officers. The Compensation Committee makes recommendations regarding options granted to executive officers to the full Board of Directors but does not approve stock option grants to executive officers.  The Compensation Committee operates under a charter that is available on our website at www.salon.com/abour/ir.

The purpose of the Compensation Committee is to assist the Board of Directors in carrying out its responsibilities with respect to: (i) overseeing the Company's compensation policies and practices; (ii) reviewing and approving annual compensation and compensation procedures for the Company's executive officers; (iii) reviewing and approving employment agreements; and (iv) overseeing and recommending director compensation to the Board of Directors. More specifically, the Compensation Committee's responsibilities include: overseeing the Company's general compensation structure, policies and programs, and assessing whether the Company's compensation structure establishes appropriate incentives for management; making recommendations to the Board of Directors with respect to, and administering, the Company's equity-based compensation plans; reviewing and approving compensation procedures for the Company's executive officers; reviewing and approving employment and retention agreements and severance arrangements for executive officers, including change-in-control provisions, plans or agreements; and reviewing the compensation of directors for service on the Board of Directors and its committees and recommending changes in compensation to the Board of Directors. The Compensation Committee Charter does not provide for any delegation of these Compensation Committee's duties. The Company does not currently engage any consultant related to executive and/or director compensation matters.

Nominating Committee

We do not have a standing Nominating Committee. In effect, the entire Board has been serving the function of a nominating committee. However, in accordance with Section 804(a) of the NYSE MKT Company Guide, all nominations to the Board of Directors will be selected or approved by at least a majority of the independent directors. Since there is no formal nominating committee, the Board does not have a specific policy with respect to the consideration of any candidate for membership on the Board that may be recommended by a security holder although there has never been such a recommendation by security holders. There are no formal minimum qualifications or specific qualities or skills that candidates must meet; the Board will evaluate the overall qualities that a person might bring to the Board, including relevant experience in our industry, business insight, and overall ability to contribute to the Company and the Board. The Company does not pay a fee to a third party to assist in the nomination process.

Board Role in Risk Oversight

Our Board as a whole has responsibility for overseeing our risk management. The Board exercises this oversight responsibility directly and through its committees. The oversight responsibility of the Board and its committees is informed by reports from our management team that are designed to provide visibility to the Board about the identification and assessment of key risks and our risk mitigation strategies. The full Board has primary responsibility for evaluating strategic and operational risk management, and succession planning. Our Audit Committee has the responsibility for overseeing our major financial and accounting risk exposures and the steps our management has taken to monitor and control these exposures, including policies and procedures for assessing and managing risk. Our Audit Committee also reviews programs for promoting and monitoring compliance with legal and regulatory requirements. Our Compensation Committee evaluates risks arising from our compensation policies and practices. The Audit Committee and the Compensation Committee provide reports to the full Board regarding these and other matters.

Communications with Directors

Any stockholder may contact our Board or individual members of our Board by sending written communications to Salon Media Group, Inc., 870 Market Street, Suite 528, San Francisco, CA 94102, Attention: Interim Chief Financial Officer, who will collect and forward all such communications, as appropriate, to our Board or specified Board member.

Director Attendance at Annual Meetings

The Company does not have a policy requiring Board members' attendance at the annual stockholders meeting.

COMPENSATION

Executive Compensation

The following table shows, for the fiscal year ended March 31, 2013, the compensation of Salon’s (i) principal executive officer; (ii) principal financial officer; and (iii) the three most highly compensated executive officers (collectively the “Named Executive Officers”):

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Total ($)
Cynthia Jeffers (2)	2013	197,404	–	818	–	198,222
Chief Executive Officer	2012	–	–	–	–	–
David Talbot (3)	2013	53,418	–	7,631	–	61,049
Former Chief Executive Officer	2012	148,750	–	30,788	–	179,538
D. Alex Fernandez (4)	2013	144,667	–	1,612	–	146,279
Former Interim Chief Financial Officer	2012	117,083	–	1,612	–	118,695
Norman Blashka(5)	2013	145,887	–	60,719	–	206,606
Former Executive Vice President and Chief Financial Officer	2012	174,667	12,500	57,883	–	245,049
Kerry Lauerman (6)	2013	160,000	–	4,587	–	164,587
Former Editor-in-Chief	2012	140,000	–	4,766	–	144,766
Matthew Sussberg (7)	2013	212,312	43,805	875	–	256,992
Vice President Sales	2012	–	–	–	–	-
Benjamin Zagorski (8)	2013	88,527	11,233	3,600	5,295	108,655
Former Vice President Sales	2012	219,211	9,502	10,800	40,378	279,891

(1)

The amounts shown are the compensation costs recognized by Salon in fiscal years 2013 and 2012 for options and restricted stock awards, as determined pursuant to ASC 718 Compensation – Stock Compensation, excluding any estimates of future forfeitures. For a discussion of the assumptions used to calculate the value of the option awards, see Note 8 of the Notes to the Consolidated Financial Statements included in the Fiscal 2013 Form 10-K

(2)

Ms. Jeffers was appointed Chief Executive Officer effective May 29, 2012 at a base annual salary of $225,000, and effective December 2, 2012 Ms. Jeffers is eligible to receive additional compensation under an approved Bonus Plan for fiscal year 2013. In addition to the option already granted, Ms. Jeffers also has a right to receive an option to purchase up to 1,056,478 shares of the Company’s common stock. The option vests as follows: 1/24 of 528,239 of the option shares vest monthly and, simultaneously, 1/36 of 528,239 of the option shares vest monthly, subject, in each case, to Ms. Jeffers’ continuous employment services. At the end of each quarter in which the Company reaches a cash flow surplus, Ms. Jeffers will be entitled to receive an additional stock option to purchase up to 105,648 shares of the Company’s common stock, which additional stock options, in each case, be fully vested on the date of grant and will have an exercise price per share equal to the fair market value of the Company’s Common Stock as of the date of grant.

(3)

Mr. Talbot founded Salon in 1995. He served as Chief Executive Officer from 1995 through April 1999 and from October 2003 through February 2005. He was appointed again in July 2011, in addition to serving as a director of Salon, and resigned from his position as Chief Executive Officer in May 2012. He was the Chairman of the Board from April 1999 through December 2006. He served as Editor-in-Chief from Salon’s incorporation in 1995 through February 2005. Salary total for 2013 includes $8,600 in COBRA coverage reimbursements.

(4)

Mr. Fernandez was appointed Interim Chief Financial Officer on July 25, 2012, in place of Mr. Blashka, who resigned as Chief Financial Officer effective as of May 31, 2012. Effective June 29, 2013, the employment of Mr. Fernandez with the Company terminated.

(5)

Mr. Blashka was appointed Executive Vice President and Chief Financial Officer in May 2007. His contractual salary of $200,000 had two temporary 10% reductions to $162,000. Salary total for 2013 includes severance benefits, consistent with his employment agreement of (i) $90,500 for six months of separation pay and (ii) $8,500 in COBRA coverage reimbursements through November 2012. Effective May 31, 2012, Mr. Blashka resigned from the Company.

(6)	Mr. Lauerman was appointed Editor-in-Chief in November 2010 at a base annual salary of $140,000. Effective June 5, 2013, Mr. Lauerman resigned from the Company.

(7)	Mr. Sussberg was appointed Vice President Sales in April 2012 at a base annual salary of $215,000.

(8)

Mr. Zagorski was promoted to Vice President Sales in December 2009 at a base annual salary of $215,000. His non-equity compensation represents sales commissions. Mr. Zagorski resigned from the Company in July 2012.

Grants of Plan-Based Awards in Fiscal Year 2013

The following table presents information on equity awards granted during the fiscal year ended March 31, 2013:

GRANTS OF PLAN BASED AWARDS

	Grant	Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Date	Threshold	Target	Maximum	Options	Awards (1)	Awards

Cynthia Jeffers (2)	07/25/2012				1,056,478	$0.01	$10,564
Kerry Lauerman (3)	12/20/2012				35,000	$0.06	$2,100
Matthew Sussberg	07/25/2012				350,000	$0.01	$3,500

(1)	The exercise price per share of each restricted stock and option was equal to the fair market value of Salon’s common stock on the date of grant.

(2)	1,056,478 shares were granted to Ms. Jeffers in connection with her appointment as Chief Executive Officer.

(3)	Effective June 5, 2013, Mr. Lauerman resigned from the Company.

Profit Sharing Retirement Plan and 401(k) Savings Plan

Salon has made no contributions to its profit sharing plan nor matched employee contributions to its 401(k) plan since its inception.

Outstanding Equity Awards at Fiscal 2013 Year-End

The following table sets forth the outstanding equity awards for each Named Executive Officer as of March 31, 2013. Subsequent to March 31, 2013, all the options granted to Mr. Talbot, Mr. Fernandez and Mr. Lauerman, whether vested or unvested, terminated without exercise.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

	Option Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date
Cynthia Jeffers (1)	176,079	880,399	0	0.01	07/25/2022

David Talbot	3,500			0.35	12/07/2016
	10,000			0.35	12/04/2018

D. Alex Fernandez	25,000			0.20	03/16/2019
	21,875	3,125		0.12	09/24/2019
	14,583	10,417		0.10	10/07/2020
	6,770	18,230		0.05	02/09/2022

Kerry Lauerman	26,000			0.35	05/16/2015
	3,300			0.35	12/07/2016
	8,333			0.35	12/04/2018
	52,500	7,500		0.12	09/24/2019
	58,333	41,667		0.10	10/07/2020
		35,000		0.06	12/20/2022

Matthew Sussberg		350,000		0.01	07/25/2022

(1)

Ms. Jeffers is to receive an option to purchase up to 1,056,478 shares of the Company’s common stock (the “Option”) as per her employment agreement dated December 3, 2012 for the position of Chief Executive Officer. The Option vests as follows: 1/24 of 528,239 of the Option shares vest monthly and, simultaneously, 1/36 of 528,239 of the Option shares vest monthly, subject, in each case, to Ms. Jeffers’ continuous provision of services to the Company. At the end of each quarter in which the Company reaches a cash flow surplus, Ms. Jeffers will also be entitled to receive an additional stock option to purchase up to 105,648 shares of the Company’s common stock, which in each case, will be fully vested on the date of grant and will have an exercise price per share equal to the fair market value of the Company’s Common Stock as of the date of grant.

Option Exercises during Fiscal Year 2013

No current Named Executive Officer exercised any option during fiscal year 2013.

Pension Benefits

None of Salon’s executive officers are covered by a pension plan or other similar benefit plan that provides for payments or other benefits at, following, or in conjunction with retirement.

Nonqualified Deferred Compensation

Salon does not have any nonqualified deferred compensation plans.

Potential Payments Upon Termination or Change in Control

As of March 31, 2013, Salon was party to employment agreements with Ms. Jeffers and Mr. Lauerman providing for certain benefits in the event of a termination of service following a change in control of Salon. Mr. Lauerman’s agreement terminated upon his resignation effective June 5, 2013.

Under the terms of employment, Ms. Jeffers may be terminated with or without cause, provided that, except in the case of death or disability, if Ms. Jeffers is terminated by the Company without cause, or if Ms. Jeffers terminates her employment arrangement for good reason, and provided that Ms. Jeffers executes and delivers a full general release of all known and unknown claims, Ms. Jeffers will be entitled to a severance payment in an amount equal to two months of her then current base salary; and if Ms. Jeffers is covered under the Company’s group health plan at the time of such a termination, the Company will additionally reimburse her for any COBRA premiums thereafter paid, subject to certain limitations.

Compensation of Directors

The following table details the total compensation by Salon’s non-employee directors for the fiscal year ended March 31 2013:

Name	Fees Earned or Paid in Cash	Option Awards (1)	Total
Deepak Desai	–	$525	$525
William Hambrecht	–	–	–
George Hirsch	–	$525	$525
James Rosenfield	–	$525	$525
David Talbot (2)	–	–	–
John Warnock	–	$525	$525

(1)

On December 4, 2008, each director, except for Mr. Hambrecht, and former Director Ms. Elizabeth Hambrecht, received an option to purchase 10,000 shares of common stock. The grant date fair value of each stock option award was $3,150. The exercise price per share for the grants to all of the Directors was $0.35. The amounts shown are the compensation costs recognized by Salon in fiscal year 2013 for option awards, as determined pursuant to ASC 718, excluding any estimates of future forfeitures. For a discussion of the assumptions used to calculate the value of the option awards, see Note 8 of Notes to the Consolidated Financial Statements in the Fiscal 2013 Form 10-K.

(2)	On October 24, 2013, Mr. David Talbot confirmed his resignation as a director of the Company.

Compensation Committee Interlocks and Insider Participation

None of Salon’s executive officers has served as a member of the compensation committee or board of directors of any other entity that has an executive officer serving as a member of Salon’s Board of Directors.

Compensation Discussion and Analysis

The Compensation Committee has responsibility for setting the overall compensation strategy for Salon and aligning it to Salon’s business goals. This includes determining the compensation of the Chief Executive Officer and other Named Executive Officers and ensuring that Salon’s compensation program is fair, reasonable and competitive. The Compensation Committee makes recommendations to the Board on equity compensation with the Board having ultimate authority in making equity grants.

Objectives and Challenges of Salon’s Compensation Program

Salon’s executive compensation program is designed to attract, retain and motivate outstanding executive officers capable of leading Salon to fulfill its business objectives, and to establish an appropriate link between executive compensation and achievement of Salon’s strategic and financial performance goals that include attaining profitability, generating sufficient cash to fund operations, and ultimately, enhancing stockholder value.

Due to insufficient cash, Salon has only been able to offer its Chief Executive Officer, its Editor-in-Chief, and its Interim Chief Financial Officer a competitive base annual salary and has not previously been able to implement a non-equity incentive compensation plan, or award meaningful annual cash bonuses to these executives. As a consequence, Salon has had to rely on stock option and restricted stock awards in lieu of cash compensation for these officers. Cash constraints have hampered Salon in attracting new executives. Salon has therefore had to rely on offering substantial equity awards to entice prospective new executives to join Salon. Besides cash constraints, Salon faces challenges in hiring and retaining executives due to a relatively small pool of available executive talent in its industry, and because it competes with more established media companies and better funded upstarts. Salon has experienced difficulties in finding and retaining suitable executives to lead its sales and technology efforts, positions in high demand. As Salon’s brand recognition has increased, so has the demand for its trained talent.

Role of Compensation Committee and Outside Consultants

The Compensation Committee of the Board of Directors oversees and administers Salon’s executive compensation program in accordance with the Compensation Committee Charter. The Compensation Committee meets on an as-needed basis to: (1) adjust and review executive salaries; (2) award executive bonuses; (3) approve offers to prospective new executive officers; (4) recommend equity grants for executive officers to the Board of Directors; and (5) set non-equity incentive compensation for other key management employees, in conjunction and based upon the recommendation of the executive team. Due to budgetary constraints, Salon has not utilized the services of outside compensation consultants. Once Salon’s operations generate sufficient cash to meet operating needs, the Compensation Committee may retain the services of outside consultants to review executive salaries for appropriateness and to formulate incentive plans for the Named Executive Officers.

Elements of Compensation

Salon provides its executive officers with a compensation package consisting of base salary, commissions for its sales executives, and benefit plan participation generally available to other employees. Beginning in fiscal year 2009, bonus plans were generally offered to named executives. In setting total compensation, the Compensation Committee considers individual and company performance, as well as current and projected cash balances. In determining the compensation for an executive who has been with Salon for a substantial amount of time, the Compensation Committee will consider what it might cost to hire that executive’s replacement, the effect on attaining revenue and profitability goals, and the effect on the well-being of Salon’s Website.

Base Salary. Salaries for Salon’s executive officers are initially set based on negotiation with the individual executive officers at the time of recruitment and with reference to salaries for comparable positions in the industry for individuals of similar education and background. Salon also considers the individual’s experience, reputation in his or her industry and expected contributions to Salon. Base salary is continuously evaluated to ensure it is competitive and may be adjusted from time to time if Salon believes that it is no longer competitive, to match changes to an individual’s job performance or duties, or to retain an executive. Cost of living salary adjustments may also be granted to executive officers on an ad hoc basis. In each case, Salon takes into account the results achieved by the executive, his or her future potential, scope of responsibilities and experience, competitive salary practices, the potential impediment in reaching profitability if the executive were to leave Salon, and cash projections. Salon has not utilized benchmarks or compensation studies in determining salary levels, but may do so in the future.

Bonuses and Non-Equity Incentive Plan Compensation. Certain named executives are eligible for a cash bonus. Due to limited cash, historically no meaningful cash bonuses have been granted in the past to Salon’s Chief Executive Officer, Chief Financial Officer, or Editor-in-Chief. In fiscal year 2013, a cash bonus of $43,805 was paid to Mr. Sussberg, the Company’s Vice President Sales, due to the Company achieving certain revenue targets. Mr. Zagorski, former Vice President Sales, also received a cash bonus of $11,233. Mr. Lauerman did not receive a cash bonus.

In order to align corporate goals and provide incentives for its named executive officers, it is anticipated that the Compensation Committee will approve bonus plans for fiscal year 2014 consistent with those implemented in fiscal year 2013, and be based on meeting operating and profitability targets which increase the enterprise value of the Company.

All bonus plans and non-equity incentive plans are approved by Salon’s Compensation Committee upon consultation with the Chief Executive Officer and Interim Chief Financial Officer.

Stock Options. Salon grants stock options to newly hired executives at the next regularly scheduled meeting of the Board of Directors, and subsequently to align their interests with those of its stockholders and as an incentive to remain with Salon. Salon believes that options to purchase its common stock, priced at the market price on the date of grant, are the best tool to motivate executives to build stockholder value. In addition, the granting of stock options has been an appealing form of compensation to Salon as their granting requires no cash outlay. However, these grants affect Salon’s results of operations as they require Salon to record non-cash stock-based compensation. As options are not transferable, they have no value unless the price of the stock increases after a grant of options is made. Because these options typically vest over a four-year period, they are an incentive for executives to build Salon’s value over time and encourage executives to remain in the long-term employment with Salon.

The goals of Salon’s option grant guidelines are to ensure that future grants are competitive from a grant value perspective and that option usage is consistent with option pool forecasts.

During fiscal year 2007, the Board of Directors of Salon adopted a policy that options are to be granted only at regularly scheduled meetings of the Board. The proximity of any awards to an earnings announcement or other market events is coincidental. The exercise price of the options is the closing price of Salon’s common stock on the date of the grant and the grant date is the date that the Board approves the grant. All new hires are awarded options and Salon’s Compensation Committee makes recommendations to the Board of options grants to be made to executive officers.

The number of stock options Salon granted to executives has varied widely and irregularly. During fiscal year 2013, Ms. Jeffers received 1,056,478 options in connection to her appointment as Chief Executive Officer. Mr. Sussberg received 350,000 options and Mr. Lauerman received 35,000 options. During fiscal year 2012, Mr. Talbot received 400,000 options in connection with his appointment as the Company’s former Chief Executive Officer.

In May 2009, the Board of Directors, subject to the approval of stockholders, increased the shares available under the 2004 Plan by 4,500,000 to fulfill its obligations to Mr. Gingras, former Chief Executive Officer, and potential future hires. As of March 31, 2013, Salon’s stock option plan allowed for the granting of approximately 2,600,000 shares of common stock.

Restricted Stock. In October 2007, Salon’s stockholders approved an amendment to the 2004 Stock Plan to allow for the grant of restricted stock awards. After the creation of such an equity plan, the Compensation Committee will recommend to the Board of Directors that similar awards be made to the other Named Executive Officers. It is contemplated that such awards will vest over a period of four years and be subject to accelerated vesting in the event that the Named Executive Officer is terminated for reasons other than cause, or if a change in control event were to occur. Salon feels that the issuance of restricted stock will be a valuable incentive tool for its executives as this type of equity award will have immediate value upon vesting with no cash outlay by the Company.

There was no issuance of restricted stock during the fiscal year ended March 31, 2013.

Perquisites. Salon does not offer any perquisites to its executive officers.

Retirement and Other Benefits. Salon has a 401(k) savings plan for its employees that allows for matching contributions and profit sharing. Due to limited cash, Salon has never made matching or profit sharing contributions and has no intention to do so in the 2014 fiscal year. Salon does not have a deferred compensation plan for any employee.

Named Executive Officer Cash Compensation

Cynthia Jeffers, who became Chief Executive Officer effective May 30, 2012, was entitled to a base salary of $225,000 per annum. Prior to her appointment, Ms. Jeffers was serving as Chief Technology Officer at a base salary of $200,000 per annum.

D. Alex Fernandez, who was appointed Interim Chief Financial Officer on July 25, 2012 and whose employment terminated on June 29, 2013, was entitled to a base salary of $147,000 per annum. Prior to his appointment, M. Fernandez was hired in 2009 as Corporate Controller at a base salary of $100,000 per annum.

Kerry Lauerman, who was promoted to Editor-in-Chief in November 2010 and resigned in June 2013, earned a base salary of $140,000 per annum. During fiscal year 2013, Mr. Lauerman received salary compensation of $160,000.

Matthew Sussberg joined Salon in April 2012, as Vice President Sales, at a base annual salary of $215,000 per annum.

In addition, Elizabeth Hambrecht, our current Interim Chief Financial Officer, is entitled to a base salary of $100,000 per annum.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code limits deductions for executive compensation in excess of $1 million except for certain compensation which qualifies for a performance-based exception. Certain types of compensation in excess of $1 million are deductible by a company if performance criteria are specified in detail and are contingent on stockholder approval of the compensation arrangement. As Salon has been unable to award bonuses and other forms of non-equity incentive compensation to any of its Named Executive Officers due to limited cash, the $1 million limitation has not been a factor for Salon. In the future, Salon and the Compensation Committee will endeavor to structure executive compensation plans to achieve maximum deductibility under Section 162(m) with minimal sacrifices of flexibility and impact on corporate objectives.

Accounting for Stock-Based Compensation

Salon has expensed stock option grants and restricted stock under ASC 718 which requires companies to include the fair value of equity compensation as a compensation expense in their income statements.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of Salon has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in Salon’s Fiscal 2013 Annual Report.

THE COMPENSATION COMMITTEE
James Rosenfield
John Warnock

CERTAIN RELATIONSHIPS

In May 2007, Salon entered into a line of credit with Deutsche Bank Securities, Inc. for borrowings of up to $1 million plus accrued interest. This agreement is guaranteed in its entirety by John Warnock, Salon’s Chairman. As of March 31, 2012 and March 31, 2013, the line was fully drawn. Accrued interest thereon is $217,000.

From April 2008 through October 2011, the Company sold $2.6 million of convertible promissory notes. The notes had a four year maturity, bore interest at a fixed rate of 7.5% per annum, payable annually in cash or in kind, and were convertible into Common Stock at the rate of $1.68 per share. Mr. Warnock and William Hambrecht, a member of our Board, each purchased notes in the amount of $1.6 million. The maturity date was extended to October 31, 2012.

From May 2009 through May 2011, Salon issued to Shea Ventures LLC convertible promissory interest notes in exchange for loans with a principal amount of $0.7 million. The notes bore an interest rate of 7.50%, payable annually, in cash or in kind, and matured on March 31, 2012 (as extended to October 31, 2012).

For all of the convertible notes described above with original maturity dates of March 31, 2012 and October 31, 2012, the Company and each of the lenders agreed to extend the maturity dates therein to March 31, 2013.

During fiscal 2013, Mr. Warnock provided working capital in the form of unsecured, interest free cash advances in the amounts of $4,063. As of March 31, 2013, aggregate advances by Mr. Warnock and Mr. Hambrecht were $10,128 and $2,040, respectively.

On March 1, 2013, Salon entered into a Purchase Agreement with certain affiliates to effect a recapitalization of the Company (the “Recapitalization”), pursuant to which all of Salon’s convertible notes, related party advances and certain accrued consulting fees (aggregating $15.7 million, including interest on the convertible notes through February 28, 2013) and substantially all shares of its convertible preferred stock were exchanged for an aggregate of 72.9 million shares of common stock at a price of $0.35 per share. Of this 72.9 million shares of common stock, 26 million shares were issued on March 1, 2013. The remaining 47 million shares were issued immediately upon stockholder approval of an amendment to the Company’s Restated Certificate of Incorporation increasing in the Company’s total authorized common shares on April 18, 2013 and the filing of such amendment with the Delaware Secretary of State on the same day. As a result of the Recapitalization, as of March 31, 2013, Salon has no outstanding convertible notes and aggregate advances by Mr. Warnock and Mr. Hambrecht are $7,641 and $1,530. Upon the increase in the Company's authorized shares of common stock and the issuance of the remaining 47 million shares to complete the Recapitalization on April 18, 2013, aggregate advances by Mr. Warnock and Mr. Hambrecht were $320 and nil.

Subsequent to year end 2013 through February __, 2014, Mr. Warnock provided an additional $_____ to meet Salon’s working capital requirements. These unsecured, interest-free advances are exchangeable into securities to be issued in the next financing raised by the Company from non-related parties.

Policies with Respect to Review, Approval or Ratification of Transactions with Related Persons

Salon has primarily relied on cash infusion from related persons to meet cash operating needs since our fiscal year ended March 31, 2003. During this period of inadequate cash, the Board of Directors approved related person transactions after full disclosure of the interests of related parties.

Subsequent to March 31, 2007, the Audit Committee separately, or in conjunction with the full Board, excluding those related parties involved in such transactions, has regularly reviewed all transactions, arrangements or relationships, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including indebtedness, guarantees of indebtedness or employment by us or a related person. The Audit Committee Charter empowers the Audit Committee to perform this function.

Salon has disclosed in filings with the Securities and Exchange Commission (SEC) all related party transactions. The SEC defines a related party transaction to include any transaction, arrangement or relationship in which Salon is a participant and in which any of the following persons has or will have a direct or indirect material interest:

●	An executive officer, director or director nominee of Salon;

●	Any person who is known to be the beneficial owner of more than 5% of Salon’s common stock;

●	Any person who is an immediate family member of an executive officer, director or director nominee of Salon or beneficial owner of more than 5% of Salon’s common stock;

●

Any firm, corporation or other entity in which any of the foregoing persons is employed or is a partner or principal or in a similar position or in which such person, together with any other of the foregoing, has a 5% or greater beneficial interest.

PROPOSAL 1 – ApPROVAL OF RESTATED CERTIFICATE

Our Board of Directors has unanimously approved, subject to stockholder approval, amendments to our Restated Certificate of Incorporation that is currently in effect and which was originally filed with the Secretary of State of the State of Delaware on April 1, 1999 and subsequently amended (the “Existing Charter”). The main purpose of the amendments in the form of a restated certificate of incorporation is to declassify the Board of Directors and to provide for annual election of directors. We currently have a classified Board of Directors, meaning that the Board of Directors is divided into three classes, each of which class has a three-year term, which terms expire in annual succession. Proponents of classified boards of directors believe that they provide continuity and stability to the board of directors and facilitate a long-term outlook by the board of directors. Opponents of classified boards of directors believe that they reduce accountability of directors because they limit the ability of stockholders to evaluate and elect all directors annually.

The Board of Directors is committed to improving its corporate governance. In making its recommendation, the Board of Directors carefully considered not only that it has not held an annual meeting of stockholders since 2007 but more importantly, the advantages and disadvantages of both classified and declassified structures for boards of directors, including for the Company’s Board of Directors. The Board of Directors determined that the advantages of a having classified Board of Directors were outweighed by the advantages of our stockholders’ ability to evaluate and elect all directors annually, which is currently considered by many to be a “best practice” in corporate governance. The Board of Directors concluded that an amendment to our Existing Charter to provide for the declassification of the Board of Directors and for the annual election of all directors would be in the best interests of the company and its stockholders.

The proposed Restated Certificate of Incorporation also makes the following changes to the Existing Charter:

●

Removes all reference to the following series of our Preferred Stock: Series A, Series B, Series D-1, Series D-2, Series D-3, Series D-4 and Series D-5 (the “Old Preferred Stock”), including their respective Certificates of Designation. In the Recapitalization we effected in fiscal 2013, all outstanding shares of the Old Preferred Stock were exchanged into shares of common stock and no shares of any of the Old Preferred Stock are outstanding.

●

Provide the number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares of Common Stock then outstanding) by a majority of the votes represented by all of the outstanding shares of stock of the company entitled to vote, irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law.

●

States in Article 4 of the Restated Certificate that there are 1,075 authorized shares of Series C Preferred Stock. Following the Recapitalization, there are only 1,075 shares of Series C Preferred Stock outstanding as the balance of the then issued and outstanding shares were exchanged in the Recapitalization, and the balance of the Series C Preferred Stock were retired. There are no other shares of Preferred Stock issued and outstanding.

●

Allows the Board of Directors to create a committee thereof for the purpose of creating new series of Preferred Stock and fixing the designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof. Our Existing Charter allows only the full Board of Directors to create series of Preferred Stock.

●	Allows future series of Preferred Stock to vary from series to series in the respective rights of the holders of shares of such series.

●	Vests the entire voting power of the stockholders of the company in the Common Stock, except as otherwise required by law and subject to the rights of any holders of Preferred Stock.

●

Provide for a Delaware court of equitable jurisdiction to order a meeting of creditors and/or stockholders of the company to discuss a potential compromise or arrangement. Should three-fourths of the applicable class of creditors and/or stockholders agree to such compromise or arrangement, if sanctioned by the court, the compromise or arrangement will be binding on all creditors and/or stockholders of the company.

As part of the proposed Restated Charter, the Board of Directors also approved Exhibit A thereto setting forth the designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions therefor of the Series C Preferred Stock, which reflects that (i) only 1,075 shares of Series C Preferred Stock are currently outstanding, (ii) the Series C Preferred Stock is currently the only class or series of Preferred Stock outstanding, and (iii) an amendment to the then Existing Charter to increase the authorized shares of common stock as set forth in the original certificate of designation for the Series C Preferred Stock had been approved and filed, as well as to correct immaterial word errors.

Under the Delaware General Corporation Law and our Existing Charter, amending and restating our Restated Certificate of Incorporation requires the affirmative vote of 66-2/3ds of the voting power of our shares. The Board of Directors recommends that the company’s stockholders approve the proposed Restated Certificate of Incorporation. The form of the new Restated Certificate of Incorporation is attached to this Proxy Statement as Appendix A.

Related Amendment to Bylaws

In connection with approving the proposed Restated Charter and recommending that the stockholders approve it, our Board of Directors also approved a corresponding change to our Bylaws, which provides for a declassified board which amendment will be effective only if the stockholders approve the Restated Charter. Section 2.1 of the Bylaws will be revised to read as follows:

“Number and Term of Office. The number of directors shall initially be seven (7) and, thereafter, shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). A vacancy resulting from the removal of a director by the stockholders as provided in Article II, Section 2.3 below may be filled at special meeting of the stockholders held for that purpose. All directors shall hold office for a term expiring at the next annual meeting of stockholders, and until their respective successors are elected, except in the case of the death, resignation, retirement, disqualification or removal of any director.”

PROPOSAL 2– Election of Directors

At the annual meeting, assuming the Restated Certificate is approved and our board is declassified (see “Proposal 1 – Approval of Restated Certificate” above), our stockholders will be asked to elect six directors for a one-year term, commencing immediately following filing of the Restated Certificate with the Secretary of State of the State of Delaware and expiring at the next annual meeting of stockholders. Each director will hold office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal. If the Restated Certificate is approved by the stockholders at the annual meeting, we expect to file the Restated Certificate with the Delaware Secretary of State immediately following conclusion of the annual meeting.

Our Board of Directors recommends that the persons named below be elected as directors of Salon and it is intended that the accompanying proxy will be voted FOR their election as directors, unless the proxy contains contrary instructions. Shares of common stock or Series C Preferred Stock represented by proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual nominee or for all nominees will be voted (unless one or more nominees are unable to serve) for the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unable or unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or the size of the Board of Directors will be fixed at a lower number.

Each of the nominees currently serves as a member of our Board of Directors. The directors are elected by a plurality of the votes cast by the stockholders present or represented by proxy and entitled to vote at the annual meeting.

The names of the nominees for election to the Board of Directors are:

Cynthia Jeffers
John Warnock
Deepak Desai
William Hambrecht
George Hirsch
James Rosenfield

Certain information about each nominee, including the number of shares of common stock beneficially owned by each nominee, is set forth above under “Executive Officers and Directors” and “Security Ownership of Certain Beneficial Owners and Management.”

PROPOSAL 3 – APPROVAL OF 2014 STOCK INCENTIVE PLAN

Our Board of Directors adopted the 2014 Plan on January 21, 2014. The 2014 Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Code, to our employees and any parent and subsidiary corporations’ employees, and for the grant of non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units and dividend equivalent rights to our employees, directors and consultants and our parent and subsidiary corporations’ employees, directors and consultants. The 2014 Plan is attached to this proxy statement as Appendix B.

Prior Plans and Existing Options

Salon has had two stock option plans approved by stockholders. The Salon Internet, Inc. 1995 Stock Option Plan (the 1995 Plan), was terminated in November 2004 and all options outstanding under such plan have expired. In addition, the Salon Media Group, Inc. 2004 Stock Plan (as amended, the “2004 Plan) that was approved by Salon’s stockholders in November 2004, allows the issuance of incentive and nonstatutory options to employees and non-employees of Salon. The maximum number of shares that could be issued under the 2004 Plan was 7,675,000 shares of common stock of which as of February 7, 2014, _________ shares had been issued and options to acquire _____ shares of common stock remained outstanding. As of the date hereof, there are ___ options remaining to be granted under the 2004 Plan.

Share Reserve

As of January 21, 2014, we reserved for issuance pursuant to the 2014 Plan a total of 10,000,000 shares of our common stock. Further, the 2014 Plan provides for annual increases in the number of shares available for issuance thereunder on the first business day of each fiscal year, beginning with our fiscal year ending March 31, 2015, equal to 1% of the number of shares of our common stock outstanding as of such date.

Administration

Our board of directors or a committee of our board of directors will administer the 2014 Plan. In the case of awards intended to qualify as “performance based compensation” within the meaning of Section 162(m) of the Code the committee will consist of two or more “outside directors” within the meaning of Section 162(m) of the Code. The administrator will have the power to determine and interpret the terms and conditions of the awards, including the employees, directors and consultants who will receive awards, the exercise price, the number of shares subject to each such award, the vesting schedule and exercisability of the awards, the restrictions on transferability of awards and the form of consideration payable upon exercise. The administrator also will have the authority to institute an exchange program whereby the exercise prices of outstanding awards may be reduced or outstanding awards may be surrendered or cancelled in exchange for other awards of the same type (which may have higher or lower exercise prices) or awards of a different type.

Stock Options

The 2014 Plan allows for the grant of incentive stock options that qualify under Section 422 of the Code only to our employees and employees of any parent or subsidiary of ours. Non-qualified stock options may be granted to our employees, directors, and consultants and those of any parent or subsidiary of ours. The exercise price of all options granted under the 2014 Plan must at least be equal to the fair market value of our Common stock on the date of grant. The term of an incentive stock option may not exceed ten years, except that with respect to any employee who owns more than 10% of the voting power of all classes of our outstanding stock or any parent or subsidiary corporation as of the grant date, the term must not exceed five years, and the exercise price must equal at least 110% of the fair market value on the grant date.

After the continuous service of an employee, director or consultant terminates, he or she may exercise his or her option, to the extent vested, for the period of time specified in the option agreement. However, an option may not be exercised later than the expiration of its term.

Stock Appreciation Rights

The 2014 Plan allows for the grant of stock appreciation rights. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the date of grant and the exercise date. The administrator will determine the terms of stock appreciation rights, including when such rights become exercisable and whether to pay the increased appreciation in cash or with shares of our common stock, or a combination thereof, except that the base appreciation amount for the cash or shares to be issued pursuant to the exercise of a stock appreciation right will be no less than one hundred percent (100%) of the fair market value per share on the date of grant. After the continuous service of an employee, director or consultant terminates, he or she may exercise his or her stock appreciation right, to the extent vested, only to the extent provided in the stock appreciation right agreement.

Restricted Stock Awards

The 2014 Plan allows for the grant of restricted stock. Restricted stock awards are shares of our common stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant. The administrator may impose whatever conditions on vesting it determines to be appropriate. For example, the administrator may set restrictions based on the achievement of specific performance goals. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

Restricted Stock Units

The 2014 Plan allows for the grant of restricted stock units. Restricted stock units are awards that will result in payment to a recipient at the end of a specified period only if the vesting criteria established by the administrator are achieved or the award otherwise vests. The administrator may impose whatever conditions to vesting, restrictions and conditions to payment it determines to be appropriate. The administrator may set restrictions based on the achievement of specific performance goals or on the continuation of service or employment. Payments of earned restricted stock units may be made, in the administrator’s discretion, in cash, with shares of our Common stock or other securities, or a combination thereof.

Dividend Equivalent Rights

The 2014 Plan allows for the grant of dividend equivalent rights. Dividend equivalent rights are awards that entitle the recipients to compensation measured by the dividends we pay with respect to our Common stock.

Transferability of Awards

The 2014 Plan allows for the transfer of awards under the 2014 Plan only (i) by will, (ii) by the laws of descent and distribution and (iii) for awards other than incentive stock options, to the extent authorized by the administrator. Only the recipient of an incentive stock option may exercise such award during his or her lifetime.

Certain Adjustments

In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the 2014 Plan, the administrator will make adjustments to one or more of the number or class of shares that are covered by outstanding awards, the exercise or purchase price of outstanding awards, the numerical share limits contained in the 2014 Plan, and any other terms that the administrator determines require adjustment. In the event of our complete liquidation or dissolution, all outstanding awards will terminate immediately upon the consummation of such transaction.

Corporate Transactions and Changes in Control

The 2014 Plan provides that in the event of a corporate transaction, as defined in the 2014 Plan, each outstanding award will terminate upon the consummation of the corporate transaction to the extent that such awards are not assumed by the acquiring or succeeding corporation. Prior to or upon the consummation of a corporate transaction or a change in control, as defined in the 2014 Plan, an outstanding award may vest, in whole or in part, to the extent provided in the award agreement or as determined by the administrator in its discretion. The administrator may condition the vesting of an award upon the subsequent termination of the recipient’s service or employment within a specified period of time following the consummation of a corporate transaction or change in control. The administrator will not be required to treat all awards similarly in the event of a corporate transaction or change in control.

Certain Restrictions on Awards

Until such time as our common stock shall be listed on any stock exchange or national market system, no grants or awards under the 2014 Plan shall be made to any employee, Director or consultant in California or in any other state unless the “blue sky” legal requirements for grants under the laws of California or such other state have been satisfied, complied with or waived.

Plan Amendments and Termination

The 2014 Plan will automatically terminate ten years following the date it becomes effective, unless we terminate it sooner. In addition, our board of directors has the authority to amend, suspend or terminate the 2014 Plan provided such action does not impair the rights under any outstanding award unless mutually agreed to in writing by the recipient and us.

proposal 4 – approval of reverse stock split

Salon’s Board of Directors has adopted resolutions (1) declaring that submitting an amendment to the Company’s existing Certificate of Incorporation or, if approved as provided herein and filed with the Delaware Secretary of State, the Restated Certificate, to effect the Reverse Stock Split of our issued and outstanding common stock (the “Reverse Split Amendment”), as described below, was advisable and (2) directing that a proposal to approve the Reverse Stock Split be submitted to the holders of our common stock and Series C Preferred Stock for their approval.

The form of the proposed Reverse Split Amendment to effect the Reverse Stock Split of our issued and outstanding common stock will be substantially as set forth on Appendix C (subject to any changes required by applicable law) (the “Reverse Stock Split”). If approved by our stockholders, the Reverse Stock Split proposal would permit (but not require) our Board of Directors to effect a reverse stock split of our issued and outstanding common stock at any time prior to March 31, 2015 by a ratio of not less than one-for-ten and not more than one-for-twenty-five, with the exact ratio to be set at a whole number within this range as determined by our Board of Directors in its sole discretion. We believe that enabling our Board of Directors to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. In determining a ratio, if any, following the receipt of stockholder approval, our Board of Directors may consider, among other things, factors such as:

●	the initial listing requirements of various stock exchanges;

●	the historical trading price and trading volume of our common stock;

●	the number of shares of our common stock outstanding;

●	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;

●	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

●	prevailing general market and economic conditions.

Our Board of Directors reserves the right to elect to abandon the Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and our stockholders.

Depending on the ratio for the Reverse Stock Split determined by our Board of Directors, no less than ten and no more than twenty-five shares of existing common stock, as determined by our Board of Directors, will be combined into one share of common stock. We do not intend to issue any fractional shares. In lieu of issuing any fractional shares as a result of the Reverse Stock Split, a holder of less than one whole share of Common Stock following the Reverse Stock Split shall be paid the amount determined by the Board of Directors to be the fair value of such a share multiplied by such fraction, which fair value will be determined in connection with the determination, if any, to effect the Reverse Stock Split. The final Reverse Split Amendment to effect the Reverse Stock Split, if any, will include only the Reverse Stock Split ratio determined by our Board of Directors to be in the best interests of our stockholders and all of the other proposed amendments at different ratios will be abandoned.

Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

Our Board of Directors is submitting the Reverse Stock Split to our stockholders for approval with the primary intention of increasing the market price of our common stock to enhance our ability to meet the initial listing requirements of either The NASDAQ Capital Market or NYSE MKT LLC and to make our common stock more attractive to a broader range of institutional and other investors. We currently do not have any plans, arrangements or understandings, written or oral, to issue any of the authorized but unissued shares that would become available as a result of the Reverse Stock Split except as described below. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in Salon’s and our stockholders’ best interests.

We believe that the Reverse Stock Split will enhance our ability to obtain an initial listing on either The NASDAQ Capital Market or NYSE MKT LLC. The NASDAQ Capital Market requires, among other items, an initial bid price of least $4.00 per share and following initial listing, maintenance of a continued price of at least $1.00 per share. The NYSE MKT LLC requires, among other items, an initial bid price of least $3.00 per share and following initial listing, maintenance of a continued price of at least $1.00 per share. Reducing the number of outstanding shares of our common stock should, absent other factors, increase the per share market price of our common stock, although we cannot provide any assurance that our minimum bid price would remain following the Reverse Stock Split over the minimum bid price requirement of any such stock exchange. Further, we cannot assure you that we will meet any or all of the other requirements for initial listing on any exchange.

Additionally, we believe that the Reverse Stock Split will make our common stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the Reverse Stock Split will make our common stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our common stock.

As Salon has disclosed for the past several years, we remain dependent upon our two largest stockholders for continued financial support while we continue to seek external financing from potential investors in the form of additional indebtedness or through the sale of equity securities, such as our common stock or a new series of preferred stock, in a private placement. We are working with our advisors to obtain such funding and explore strategic alternatives. However, Salon does not currently have an agreement in place to provide any financing, and there is no certainty that Salon will be able to enter into definitive agreements for additional financings or other strategic alternatives on commercially reasonable terms, if at all.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing (the “Effective Time”) of the final Reverse Stock Split Amendment with the Secretary of State of the State of Delaware. The exact timing of the filing of the Reverse Stock Split Amendment that will effect the Reverse Stock Split will be determined by our Board of Directors based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders. In addition, our Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the Reverse Stock Split Amendment, our Board of Directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the Reverse Stock Split. If a Reverse Stock Split Amendment effecting the Reverse Stock Split has not been filed with the Secretary of State of the State of Delaware by the close of business on March 31, 2015, our Board of Directors will abandon the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Split determined by our board of directors, a minimum of ten and a maximum of twenty-five shares of existing common stock will be combined into one new share of common stock. The table below shows, as of the record date, the number of outstanding shares of common stock that would result from the listed hypothetical reverse stock split ratios (without giving effect to the treatment of fractional shares):

Reverse Stock Split Ratio	Approximate Number of Outstanding Shares of Common Stock Following the Reverse Stock Split
1-for-10	7,734,211
1-for-15	5,156,131
1-for-20	3,867,106
1-for-25	3,093,685

The actual number of shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by our Board of Directors.

The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except, as described below in “Fractional Shares.” In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The implementation of the Reverse Stock Split will result in an increased number of authorized shares of common stock available for issuance. The resulting increase in such availability in the authorized number of shares of common stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase in available authorized shares for issuance could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent stockholders. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in our existing Certificate of Incorporation, the Restated Certificate, our Bylaws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intention that it be utilized as a type of anti-takeover device.

Additionally, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of authorized common stock that will become newly available following the implementation of the Reverse Stock Split will reduce the current stockholders' percentage ownership interest in the total outstanding shares of common stock.

The Company may issue the additional shares of authorized common stock that will become available as a result of the Reverse Stock Split without the additional approval of its stockholders except as otherwise required by law.

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our common stock will have a new Committee on Uniform Securities Identification Procedures (CUSIP) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act. Our common stock will continue to be traded on the Over the Counter Bulletin Board under the symbol “SLNM”, subject to any decision of our Board of Directors to list our securities on another stock exchange.

Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e., stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split common stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split common stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of common stock that they are entitled as a result of the Reverse Stock Split. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split common stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We do not currently intend to issue fractional shares in connection with the Reverse Stock Split. Therefore, we will not issue certificates representing fractional shares. In lieu of issuing any fractional shares as a result of the Reverse Stock Split, a holder of less than one whole share of Common Stock following the Reverse Stock Split shall be paid the amount determined by the Board of Directors to be the fair value of such a share multiplied by such fraction, which fair value will be determined in connection with the determination, if any, to effect the Reverse Stock Split.

Effect of Reverse Stock Split on Series C Preferred Stock

The number of shares of Series C Preferred Stock will not change. However, the number of shares of common stock into which each share of Series C Preferred Stock is convertible, and therefore, the number of votes per share of Series C Preferred Stock that may be voted on an “as-converted basis” will be adjusted proportionately to reflect the final Reverse Stock Split ratio. Following the Reverse Stock Split, in accordance with the provisions of Exhibit A to the Restated Certificate (or the existing Certificate of Designation for the Series C if the Restated Certificate is not approved), we will deliver to the holders of Series C Preferred Stock a certificate setting forth the adjustment in conversion price resulting from the Reverse Stock Split.

Effect of the Reverse Stock Split on Employee Plans and Options

Based upon the Reverse Stock Split ratio determined by our Board of Directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options. This would result in approximately the same aggregate price being required to be paid under such options upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split ratio determined by the Board of Directors, subject to our treatment of fractional shares.

Effect of the Reserve Stock Split on Outstanding Obligations to Related Parties

As of February __, 2014, we have unsecured interest-free cash advances totaling $___ from our Chairman. It is likely that this amount will increase prior to the Effective Time, if any, of any Reverse Stock Split. These advances are payable on demand, and are exchangeable into securities on the same terms as those to be issued in the next financing raised by the Company from non-related parties so the Reverse Stock Split should not have any effect on such exchange.

Accounting Matters

The proposed Reverse Stock Split Amendment will not affect the par value of our common stock per share, which will remain $0.001 par value per share. As a result, as of the Effective Time, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock:

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock (a “U.S. holder”). A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person. An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder. This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment).

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, a stockholder generally will not recognize gain or loss on the Reverse Stock Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-Reverse Stock Split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the Reverse Stock Split.

No Appraisal Rights

Under Delaware law and our existing Certificate of Incorporation as well as the proposed Restated Certificate, holders of our common stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO AUTHORIZE A REVERSE STOCK SPLIT OF OUR ISSUED AND OUTSTANDING COMMON STOCK.

PROPOSAL 5 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), which was signed into law in July 2010, added Section 14A to the Exchange Act. The Dodd-Frank Act requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.

We believe that the executive compensation program for the named executive officers, as described in “Compensation – Compensation Discussion and Analysis,” is based on a pay-for-performance culture and seeks to align the interests of our named executive officers with the interests of our stockholders. We believe that our compensation programs are designed to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total stockholder return, while at the same time creating a culture that focuses executives on prudent risk management and appropriately rewards them for performance. Our executive compensation program is also designed to be competitive with our peer companies, and seeks to enable us to attract and retain the best possible executive talent.

We also believe that the disclosure of compensation information provided in this proxy statement provides our stockholders the information they need to make an informed decision as they weigh the pay of the named executive officers in relation to our performance. This “Say-on-Pay” proposal gives stockholders the opportunity to endorse or not endorse the compensation we paid to the named executive officers through the resolution set forth below.

“RESOLVED, that the compensation paid to the named executive officers of Salon Media Group, Inc., as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion included in this proxy statement, is APPROVED.”

Because your vote is advisory, it will not be binding upon us, our Board of Directors or the Compensation Committee. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. Our company, our Board of Directors, and the Compensation Committee will consider the outcome of the vote when evaluating future executive compensation arrangements for our named executive officers.

This proposal is provided as required pursuant to Rule 14a-21(a) of the Exchange Act.

Our Board of Directors recommends that stockholders vote “FOR” the approval of the executive compensation as disclosed in this proxy statement and as described in this “Proposal 5: Advisory Vote on Executive Compensation.”

PROPOSAL 6 – ADVISORY VOTE ON THE FREQUENCY OF AN
ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also requires that we provide our stockholders with the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the SEC. By voting with respect to this proposal, stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation once every one, two or three years. Stockholders also may, if they wish, abstain from casting a vote on this proposal.

Our Board of Directors has determined that an annual advisory vote on executive compensation is the most appropriate alternative for our company as it will allow our stockholders to provide timely and direct input on our executive compensation philosophy, policies and practices as disclosed in the proxy statement each year. Accordingly, our Board of Directors believes that an annual vote is consistent with our efforts to engage in an ongoing dialogue with our stockholders on executive compensation and corporate governance matters and therefore recommends that you vote for a one-year interval for the advisory vote on executive compensation.

Because your vote is advisory, it will not be binding upon our company, our Board of Directors or the Compensation Committee. We recognize that our stockholders may have different views as to the best approach for our company, and therefore looks forward to hearing from our stockholders as to their preferences on the frequency of an advisory vote on executive compensation. We, our Board of Directors and the Compensation Committee will take into account the outcome of the vote when considering the frequency of future advisory votes on executive compensation. Our Board of Directors may decide that it is in the best interests of our stockholders to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by the stockholders.

Stockholders may cast a vote on the preferred voting frequency by selecting the option of one year, two years, or three years (or abstain) when completing their proxy in response to the resolution set forth below.

“RESOLVED, that the stockholders determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of our named executive officers as set forth in our proxy statement should be every year, every two years, or every three years.”

The proxy voting card provides stockholders with the opportunity to choose among four options (holding the vote every one, two, or three years, or abstain from voting) and, therefore stockholders will not be voting to approve or disapprove the recommendation of our Board of Directors.

Our Board of Directors recommends that stockholders vote “FOR” the option of every year as the preferred frequency with which stockholders are provided with an advisory vote on executive compensation as described in this “Proposal 6: Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation.”

PROPOSAL 7: RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors, upon the recommendation of its Audit Committee, has ratified the selection of Burr, Pilger & Mayer LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2014. The Audit Committee of our Board of Directors is solely responsible for selecting our independent public accountants. Although stockholder approval is not required to appoint Burr, Pilger & Mayer LLP as our independent public accountants, we believe that submitting their appointment to our stockholders for ratification is a matter of good corporate governance. If our stockholders do not ratify the appointment, then the appointment will be reconsidered by the Audit Committee. Even if the appointment is ratified, the Audit Committee may engage a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of our Company and our stockholders. The proxy will be voted as specified, and if no specification is made, the proxy will be cast FOR this proposal.

During our fiscal year ended March 31, 2013, there were no disagreements with Burr, Pilger & Mayer LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which if not resolve to their satisfaction would have caused them to make reference to the subject matter of the disagreements in connection with their opinion.

The audit report of Burr, Pilger & Mayer LLP on our consolidated financial statements for the fiscal years ended March 31, 2013 and 2012 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

The Audit Committee will consider whether the provision of any other services by Burr, Pilger & Mayer LLP is compatible with maintaining the independence of Burr, Pilger & Mayer LLP. The Audit Committee has concluded that Burr, Pilger & Mayer LLP is independent.

Representatives of Burr, Pilger & Mayer LLP will be present at the annual meeting and available to answer stockholders questions and make a statement if they so desire.

Our Board of Directors recommends that stockholders vote FOR the ratification of the appointment of Burr, Pilger & Mayer LLP for the fiscal year ending March 31, 2014.

Audit Fees. The aggregate audit fees billed by Burr Pilger Mayer, Inc. for the fiscal year ended March 31, 2012 were approximately $94,000 and for the fiscal year ended March 31, 2013 were approximately $146,000.

Tax Fees. Corporate tax filing fees for the fiscal year ended March 31, 2012 were approximately $20,000. The aggregate corporate tax filing fees for the fiscal year ended March 31, 2013 were approximately $11,000.

Fiscal year 2009 was the first year Burr Pilger Mayer, Inc. was engaged to perform corporate tax filing services. Except for corporate tax filing services, Burr Pilger Mayer, Inc. did not perform any services for which Salon incurred fees for non-audit related fees, or other fees.

During the year ended March 31, 2013, all audit and tax fees were pre-approved by the Audit Committee. The Audit Committee has adopted a policy that it must pre-approve all fees for audit services, tax services and other services.

STOCKHOLDER PROPOSALS

All stockholder proposals intended to be presented at our next Annual Meeting of Stockholders must be submitted in writing to Elizabeth Hambrecht, Interim Chief Financial Officer, at the Company, 870 Market Street, Suite 528, San Francisco, CA 94102, and received by us no later than October 17, 2014, and must comply in all other respects with applicable rules and regulations of the SEC relating to such inclusion. Such notice must include, with respect to each matter the stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and record address of the stockholder proposing such business; (iii) the class and number of shares of our company which are beneficially owned by the stockholder; and (iv) any material interest of the stockholder in such business.

Any such proposal submitted with respect to our next Annual Meeting of Stockholders that is submitted outside the requirements of Rule 14a-8 under the Exchange Act will be considered timely if we receive written notice of that proposal not less than 120 days prior to the date in fiscal 2014 (which may be a date in calendar 2015) on which we first mail this proxy statement in calendar year 2014; however, if the date of the annual meeting is changed by more than 30 days from the date of the prior year’s annual meeting, the notice will be considered untimely if it is not received by the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or was publicly disclosed.

STOCKHOLDERS SHARING AN ADDRESS

The Company will deliver only one copy of this Proxy Statement and the Fiscal 2013 Form 10-K to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. Furthermore, the Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the Proxy Statement is delivered. A stockholder can notify us that the stockholder wishes to receive a separate copy of the Proxy Statement and Fiscal 2103 Form 10-K by contacting the Company at: 870 Market Street, Suite 528, San Francisco, CA 94102, Attention: Investor Relations, or by calling (415) 645-9200. Conversely, if multiple stockholders sharing an address receive multiple Proxy Statements and Fiscal 2013 Forms 10-K and wish to receive only one in the future, such stockholders can notify the Company at the address or phone number set forth above.

DISTRIBUTION OF PROXY STATEMENT

We will pay the costs of distributing this Proxy Statement to our stockholders. The distribution will be made by mail.

OTHER MATTERS

Our Board of Directors knows of no other business to be acted upon at the annual meeting. However, if any other business properly comes before the Annual Meeting of Stockholders, it is the intension of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

The prompt return of your proxy is appreciated and will be helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the annual meeting, please sign the proxy and return it in the enclosed envelope or vote by internet or telephone.

* * * * * * * * * * * * * * *

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Proxy Statement to be signed on its behalf by the undersigned hereunto authorized.

By order of the Board of Directors

Cynthia Jeffers

Chief Executive Officer

February __, 2014

San Francisco, CA

APPENDIX A

Restated Certificate of Incorporation
of
Salon media group, inc.

The current name of the corporation is Salon Media Group, Inc. (the “Corporation”). The Corporation was incorporated under the name “Salon Internet, Inc. Delaware” by the filing of its original certificate of incorporation (the “Original Certificate of Incorporation”) with the Secretary of State of the State of Delaware on April 1, 1999. The Original Certificate of Incorporation was restated in its entirety by the filing of the restated certificate of incorporation with the Secretary of State of the State of Delaware on June 17, 1999 (the “Original Restated Certificate of Incorporation”). This Restated Certificate of Incorporation of the Corporation, which amends, restates and integrates the provisions of the Original Restated Certificate of Incorporation, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware and by the vote of the stockholders of the Corporation. The Original Restated Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:

ARTICLE 1

The name of the Corporation is Salon Media Group, Inc. (the “Corporation”).

ARTICLE 2

The address of the Corporation’s registered office in the State of Delaware is Incorporating Services, Ltd., 3500 South Dupont Highway, Dover, DE 19901, County of Kent. The name of its registered agent at such address is Incorporating Services, Ltd.

ARTICLE 3

The nature of the business of the Corporation and the objects or purposes to be transacted, promoted or carried on by it are as follows: To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE 4

A.     The Corporation is authorized to issue a total of 155,000,000 shares of stock in two classes designated respectively “Preferred Stock” and “Common Stock.” The total number of shares of all series of Preferred Stock that the Corporation shall have the authority to issue is 5,000,000, and the total number of shares of Common Stock that the Corporation shall have the authority to issue is 150,000,000. All of the authorized shares shall have a par value of $0.001. Pursuant to the authority conferred by this Article Fourth, the Series C Preferred Stock has been designated, such series consisting of such number of shares, with such voting powers and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions therefor as are stated and expressed in Exhibit A attached hereto and incorporated herein by reference:

1

B.     The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of shares of stock of the Corporation representing a majority of the votes represented by all of the outstanding shares of stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.

C.     The Preferred Stock shall consist of (i) 1,075 shares of Series C Preferred Stock with the designations, preferences and relative, participating, option or other special rights, and the qualifications, limitations or restrictions thereof, set forth in Exhibit A hereto, all of which are issued and outstanding, and (ii) 4,998,925 shares, none of which are issued and outstanding, which shares may be issued from time to time in one or more series. Subject to the limitations and restrictions in this Article 4 set forth, the Board of Directors or a Committee of the Board of Directors, to the extent permitted by law and the Bylaws of the Corporation or a resolution of the Board of Directors, by resolution or resolutions, is authorized to create or provide for any such series, and to fix the designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including, without limitation, the authority to fix or alter the dividend rights, dividend rates, conversion rights, exchange rights, voting rights, rights and terms of redemption (including sinking and purchase fund provisions), the redemption price or prices, the dissolution preferences and the rights in respect to any distribution of assets of any wholly unissued series of Preferred Stock and the number of shares constituting any such series, and the designation thereof, or any of them and to increase or decrease the number of shares of any series so created, subsequent to the issue of that series but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

D.     There shall be no limitation or restriction on any variation between any of the different series of Preferred Stock as to the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof; and the several series of Preferred Stock may, except as hereinafter in this Article 4 otherwise expressly provided, vary in any and all respects as fixed and determined by the resolution or resolutions of the Board of Directors or by a committee of the Board of Directors, providing for the issuance of the various series; provided, however, that all shares of any one series of Preferred Stock shall have the same designation, preferences and relative, participating, optional or other special rights and qualifications, limitations and restrictions.

E.     Except as otherwise required by law and as set forth in Exhibit A with respect to the Series C Preferred Stock, or as otherwise fixed by resolution or resolutions of the Board of Directors with respect to one or more series of Preferred Stock, the entire voting power and all voting rights shall be vested exclusively in the Common Stock, and each stockholder of the Corporation who at the time possesses voting power for any purpose shall be entitled to one vote for each share of such stock standing in his name on the books of the Corporation.

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ARTICLE 5

A.     The Board of Directors is expressly authorized to adopt, amend and repeal the Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any resolution providing for adoption, amendment or repeal is presented to the Board).

B.     The stockholders are expressly authorized to adopt, amend and repeal the Bylaws of the Corporation, by the affirmative vote of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

C.     Special meetings of stockholders of the Corporation may be called only (1) by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption) or (2) by the holders of not less than ten percent (10%) of all of the shares entitled to case votes at the meeting.

D.     Except as otherwise provided for or fixed by or pursuant to the provisions of this Rested Certificate of Incorporation or any resolution or resolutions of the Board of Directors providing for the issuance of any series of stock having a preference over the Common Stock, no action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with the Bylaws of the Corporation, and no action shall be taken by the stockholders by written consent.

ARTICLE 6

A.     Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

B.     The number of directors which shall constitute the Board of Directors shall be fixed exclusively by resolutions adopted by the Board of Directors.

C.     Except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, unless the Board of Directors otherwise determines, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from the death, resignation, retirement, disqualification, removal from office or other cause (other than removal from office by a vote of the stockholders) shall be filled only by a majority vote of the directors then in office, though less than a quorum, or by a sole remaining director, and not by the stockholders.

D.     Subject to the rights of the holders of any series of Preferred Stock then outstanding, any directors, or the entire Board of Directors, may be removed from office and any time, with or without cause, but only by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. Vacancies in the Board of Directors resulting from such removal may be filled by a majority of the directors then in office, though less than a quorum, or by the stockholders. Directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders, and until their respective successors are elected, except in the case of the death, resignation, retirement, disqualification or removal of any director.

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ARTICLE 7

Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of Delaware General Corporation Law or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of Delaware General Corporation Law order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

ARTICLE 8

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation; provided, however, that, notwithstanding any other provision of this Restated Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Restated Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal Articles 5, 6, 7, 8 or 9.

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ARTICLE 9

To the fullest extent permitted by Delaware statutory or decisional law, as amended or interpreted, no director of this Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to, or modification or repeal of, this Article 9 shall adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any act or omission occurring prior to such amendment, modification or repeal. This Article 9 does not affect the availability of equitable remedies for breach of fiduciary duties.

IN WITNESS WHEREOF, the Corporation has caused this Restated Certificate to be signed by a duly authorized officer on __________, 2014.

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EXHIBIT A

SERIES C PREFERRED STOCK

1.     DESIGNATION AND AMOUNT.

The Series C Preferred Stock shall have a par value of $0.001 per share (the “Series C Preferred Stock”). The number of shares constituting the Series C Preferred Stock shall be 1,075 shares.

2.     DIVIDENDS.

The holders of the then outstanding Series C Preferred Stock shall be entitled to receive, out of funds legally available therefor (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock), when, as and if declared by the Board of Directors, dividends at the rate of eight percent (8%) of the Original Series C Price (as defined in Section 5) as adjusted for any consolidations, combinations, stock distributions, stock dividends, stock splits or similar events (each a “Recapitalization Event”) per share per annum. No dividend may be declared or paid on any shares of Common Stock unless the dividends on the Series C Preferred Stock have first been paid in their entirety.

3.     LIQUIDATION.

(a)     Liquidation defined. “Liquidation” means any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, other than any dissolution, liquidation or winding up in connection with any reincorporation of the Corporation in another jurisdiction. For purposes of this Section 3, a merger or consolidation of the Corporation with or into any other corporation or corporations in which the stockholders of the Corporation immediately prior to such merger or consolidation own less than fifty percent (50%) of the voting stock of the surviving corporation immediately following such merger or consolidation, or a sale of all or substantially all of the assets of the Corporation, shall be treated as a liquidation, dissolution or winding up of the Corporation.

(b)     Preference. The holders of Series C Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any assets or property of the Corporation to the holders of Common Stock, and by reason of their ownership thereof, an amount per share equal to two (2) times the applicable Original Series C Price (as defined in Section 5(a) below) (as adjusted for any Recapitalization Event) plus an amount equal to all declared but unpaid dividends with respect thereto. If the assets and funds available for distribution are insufficient to permit the payment to the holders of Series C Preferred Stock of the full preferential amounts, then the entire assets and funds of the Corporation legally available for distribution to stockholders will be distributed among the holders of Series C Preferred Stock ratably in proportion to the full preferential amount which they would be entitled to receive pursuant to this Section 3(b).

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(c)     Remaining Assets. After payment of the full preferential amounts has been made to the holders of the Series C Preferred Stock pursuant hereto, if any remaining assets of the Corporation are available for distribution to stockholders, the holders of Common Stock and Series C Preferred Stock shall be entitled to receive the remaining assets of the Corporation available for distribution to stockholders ratably in proportion to the shares of Common Stock then held by them and the shares of Common Stock to which they have the right to acquire upon conversion of the shares of Series C Preferred Stock held by them.

(d)     Consent to Distributions. Each holder of Series C Preferred Stock shall be deemed to have consented to distributions made by the Corporation or its subsidiaries in connection with the repurchase of shares of the Corporation’s capital stock issued to or held by employees or consultants upon termination of their employment or services pursuant to agreements providing for such repurchase.

4.     VOTING RIGHTS.

The holders of the shares of Series C Preferred Stock shall vote together with the Common Stock as though part of that class and shall be entitled to vote on all matters and shall be entitled to that number of votes equal to the largest number of whole shares of Common Stock into which such holder’s shares of Series C Preferred Stock could be converted under Section 5 hereof, at the record date for the determination of stockholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. The holders of shares of Series C Preferred Stock shall be entitled to vote as a separate class on any matter as to which such class would be entitled to vote under applicable law.

5.     CONVERSION.

(a)     Right to Convert. Each share of Series C Preferred Stock shall be convertible into Common Stock without the payment of any additional consideration by the holder thereof and, at the option of the holder thereof, at the office of the Corporation or any transfer agent of the Corporation for the Series C Preferred Stock. Each share of Series C Preferred Stock shall be convertible at the conversion rate determined by dividing the Original Series C Price by the Series C Conversion Price (determined as provided herein) in effect at the time of conversion. The “Original Series C Price” shall be $800 and the initial “Series C Conversion Price” shall be $0.04. The number of shares of Common Stock into which each share of Series C Preferred Stock may be converted is hereinafter referred to as the “Series C Conversion Rate” of the Series C Preferred Stock. The Series C Conversion Price shall be subject to adjustment as set forth in Section 5(b) below.

(b)     Adjustments to Series C Conversion Price.

(i)     Special Definitions. For purposes of this Section 5(b), the following definitions shall apply:

(A)     “Options” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities (as defined below).

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(B)     “Convertible Securities” shall mean any evidences of indebtedness, shares, or other securities convertible into or exchangeable for Common Stock.

(C)     “Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, pursuant to Section 5(b)(iii) below, deemed to be issued) by the Corporation after the Series C Original Issue Date (as defined below), other than shares of Common Stock issued or issuable:

(I)     upon conversion of shares of Preferred Stock;

(II)

to officers, directors or employees of, or consultants to, the Corporation pursuant to a warrant, stock grant, option agreement or plan, purchase plan or other employee stock incentive program or agreement approved by the Board of Directors, up to a maximum number of shares of Common Stock (assuming full conversion of any such convertible securities into Common Stock) equal to 25% of the then outstanding shares of the Company’s Common Stock and Preferred Stock (as converted);

(III)	in connection with the acquisition by the Corporation of another business entity or majority ownership thereof approved by the Board of Directors;

(IV)	to lease companies, real estate lessors, banks or financial institutions, whether shares or warrants, in connection with any lease or debt financing transaction approved by the Board of Directors;

(V)

upon exercise of warrants outstanding as of the date the original Certificate of Designation in respect of the Series C was filed, including, without limitation, warrants issued to holders of Preferred Stock;

(VI)	in connection with a transaction described in Section 5(b)(vi);

(VII)	in connection with a strategic investment and/or acquisition of technology or intellectual property approved by the Board of Directors;

(VIII)	by way of dividend or other distribution on shares of Common Stock excluded from the definition of Additional Shares of Common Stock by the foregoing clauses (I) through (VII).

(D)     “Series C Original Issue Date” shall mean the date on which the Series C Preferred Stock is first issued by the Corporation.

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(ii)     No Adjustment of Series C Conversion Price. No adjustment in the Series C Conversion Price shall be made with respect to the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Series C Conversion Price in effect on the date of, and immediately prior to, such issue.

(iii)     Deemed Issue of Additional Shares of Common Stock. In the event the Corporation at any time or from time to time after the Series C Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities, the conversion or exchange of the Convertible Securities shall be deemed to be Additional Shares of Common Stock issued as of the time of the issuance of such Option or Convertible Security or, in case such a record date shall have been fixed, as of the close of business on such record date:

(A)     except as provided in Section 5(b)(iii)(B) and 5(b)(iii)(C) below, no further adjustment in the Series C Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

(B)     if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any change in the consideration payable to the Corporation, or change in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (other than under or by reason of provisions designed to protect against dilution), a Series C Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto) and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

(C)     upon the expiration of any such Options or Convertible Securities, the Series C Conversion Price, to the extent in any way affected by or computed using such Options or Convertible Securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock actually issued upon the exercise of such Options or Convertible Securities; and

(D)     no readjustment pursuant to Section 5(b)(iii) clauses (B) and (C) above shall have the effect of increasing the Series C Conversion Price to an amount which exceeds the lower of (I) the Series C Conversion Price on the original adjustment date or (2) the Series C Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date.

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(iv)     Adjustment of Series C Conversion Price Upon Issuance of Original Shares of Common Stock Below Purchase Price. In the event that the Corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 5(b)(iii)), after the Series C Original Issue Date, without consideration or for a consideration per share less than the Series C Conversion Price in effect on the date of and immediately prior to such issue (such issuance price being referred to herein as the “Dilution Price”), then and in each such event the Series C Conversion Price shall automatically be adjusted as set forth in this Section 5(b)(iv), unless otherwise provided in this Section 5(b)(i).

(A)     Adjustment Formula. Whenever the Conversion Price is adjusted by Section 5(c)(iv), the new Series C Conversion Price shall be determined by multiplying the Series C Conversion Price then in effect by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of shares of Common Stock which the aggregate consideration received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Series C Conversion Price in effect immediately prior to such issuance, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issues plus the number of such additional shares of Common Stock so issued. For the purposes of this paragraph, the number of outstanding shares of Common Stock shall be deemed to include the Common Stock issuable on conversion of all other outstanding Preferred Stock, upon conversion or exercise of any other outstanding Convertible Securities and upon exercise of all Options (and assuming conversion of Convertible Securities issuable upon exercise of Options)

(v)     Determination of Consideration. For purposes of this Section 5(c), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

(A)     Cash and Property. Such consideration shall:

(I)

insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof;

(II)

insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined by Board of Directors in the good faith exercise of its reasonable business judgment; and

(III)

in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board of Directors.

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(B)     Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 5(c), relating to Options and Convertible Securities shall be determined by dividing:

(I)

the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

(II)

the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

(vi)     Other Adjustments to Series C Conversion Price.

(A)     Subdivisions, Combinations, or Consolidations of Common Stock. In the event the outstanding shares of Common Stock shall be subdivided, combined or consolidated, by stock split, stock dividend, combination or like event, into a greater or lesser number of shares of Common Stock after the Series C Original Issue Date, the Series C Conversion Price in effect immediately prior to such subdivision, combination, consolidation or stock dividend shall, concurrently with the effectiveness of such subdivision, combination or consolidation, be proportionately adjusted.

(B)     Distributions Other Than Cash Dividends Out of Retained Earnings. In case the Corporation shall declare a cash dividend upon its Common Stock payable otherwise than out of retained earnings or shall distribute to holders of its Common Stock shares of its capital stock (other than shares of Common Stock and other than as otherwise adjusted in this Section 5(c)), stock or other securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights (excluding options to purchase and rights to subscribe for Common Stock or other securities of the Corporation convertible into or exchangeable for Common Stock), then, in each such case, provision shall be made so that the holders of Series C Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation which they would have received had their Series C Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 5 with respect to the rights of the holders of the Series C Preferred Stock.

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(C)     Adjustment for Common Stock Dividends and Distributions. If, after the Series C Original Issue Date, the Corporation at any time or from time to time makes, or fixes a record date for determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, in each such event the Series C Conversion Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Series C Conversion Price then in effect by a fraction of (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (ii) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series C Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series C Conversion Price shall he adjusted pursuant to this Section 5(b)(vi)(C) to reflect the actual payment of such dividend or distribution.

(D)     Reclassifications and Reorganizations. In the case, at any time after the date hereof, of any capital reorganization or any reclassification of the stock of the Corporation (other than as a result of a stock dividend or subdivision, split-up or combination of shares), the Series C Conversion Price then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted such that the shares of the Series C Preferred Stock shall, alter such reorganization or reclassification, be convertible into the kind and number of shares of stock or other securities or property of the Corporation or otherwise to which such holder would have been entitled if immediately prior to such reorganization or reclassification, the holder had converted the holder's shares of the Series C Preferred Stock into Common Stock. The provisions of this Section 5(b)(vi)(D) shall similarly apply to successive reorganizations, reclassifications, consolidations or Corporate Sales.

(c)     Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Series C Conversion Price pursuant to this Section 5, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of the Series C Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based including the consideration received for any Additional Shares of Common Stock issued. The Corporation shall, upon the written request at any time of any holder of the Series C Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Series C Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the type and amount, if any, of other property which at the time would be received upon the conversion of the Series C Preferred Stock.

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(d)     Mechanics of Conversion. Before any holder of Series C Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the headquarters of the Corporation or of any transfer agent for the Corporation and shall give written notice to the Corporation at such office that the holder elects to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued (except that no such written notice of election to convert shall be necessary in the event of an automatic conversion pursuant to Section 5(b) hereof). The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series C Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which he shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series C Preferred Stock to be converted (except that in the case of an automatic conversion pursuant to Section 5(b) hereof such conversion shall be deemed to have been made immediately prior to the closing of the offering referred to in Section 5(b)) and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. Upon the occurrence of either of the events specified in Section 5(b) above, the outstanding shares of Series C Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificates evidencing such shares of Series C Preferred Stock are either delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.

(e)     Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of shares of Series C Preferred Stock. In lieu of any fractional shares to which the holder of Series C Preferred Stock would otherwise be entitled the Corporation shall pay cash equal to such fraction multiplied by the fair market value of one share of Common Stock as determined by the Board of Directors of the Corporation. The number of whole shares issuable to each holder upon such conversion shall be determined on the basis of the number of shares of Common Stock issuable upon conversion of the total number of shares of Series C Preferred Stock of each holder at the time converting into Common Stock.

(f)     No Dilution or Impairment. Without the consent of the holders of Series C Preferred Stock in accordance with Section 7, the Corporation will not amend this Exhibit A or participate in any reorganization, recapitalization, transfer of assets, consolidation merger, dissolution issue or sale of securities or any other voluntary action, for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series C Preferred Stock against dilution or other impairment.

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(g)     Status of Converted Shares. No shares of Series C Preferred Stock which have been converted into Common Stock after the original issuance thereof shall ever again be reissued and all such shares so converted shall upon such conversion be appropriately canceled on the books of the Corporation and shall be restored to the status of authorized but unissued Preferred Stock of the Corporation, undesignated as to series.

(h)     Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of Series C Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series C Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series C Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

6.     NOTICES.

All notices requests and other communications shall be in writing addressed to the Corporation at its principal office or to the holders of Series C Preferred Stock at their addresses appearing on the stock ownership records of the Corporation and delivered by a nationally recognized overnight mail carrier, certified mail return receipt requested or facsimile. Any notice sent by nationally-recognized overnight mail carrier shall be deemed to be delivered on the expected date of delivery. Any notice sent by certified mail, return receipt requested, shall be deemed to be delivered 3 days after mailing. Any notice sent by facsimile shall be deemed delivered upon the receipt by sender of written confirmation of transmission.

7.     PROTECTIVE PROVISION.

Without the prior consent of the holders of a majority of the then-outstanding shares of Series C Preferred Stock, the Corporation shall not amend this Exhibit A so as to modify the rights, preferences, privileges or powers of, or restrictions provided for the benefit of, the Series C Preferred Stock. This Section 7 shall terminate with respect to a holder of Series C Preferred Stock as of the date such holder no longer holds a majority of the shares of Series C Preferred Stock initially issued to such holder by the Corporation. Notwithstanding the foregoing, any new series of Preferred Stock may be authorized without restriction, with rights on a parity with or superior to the Series C Preferred Stock, by resolution of the Corporation's Board of Directors, to the extent permitted by Section 151 of the General Corporation Law of the State of Delaware, without the separate vote or consent of the holders of Series C Preferred Stock.

8.     STATUS OF CONVERTED SHARES.

If shares of Series C Preferred Stock are converted pursuant to Section 5 hereof, the shares so converted shall, upon the filing of a certificate with the Delaware Secretary of State, resume the status of authorized but unissued shares of Preferred Stock of the Corporation.

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9.     AMENDMENTS AND WAIVERS.

Any right, preference, privilege or power of, or restriction provided for the benefit of, the Series C Preferred Stock set forth herein may be amended and the observation thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Corporation and the affirmative vote or written consent of the holders of not less than a majority of the shares of Series C Preferred Stock then outstanding, and any amendment or waiver so effected shall be binding upon the Corporation and all holders of Series C Preferred Stock.

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APPENDIX B

SALON MEDIA GROUP, INC.

2014 STOCK INCENTIVE PLAN

1.     Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business.

2.     Definitions. The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.

(a)     “Administrator” means the Board or any of the Committees appointed to administer the Plan.

(b)     “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c)     “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(d)     “Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

(e)     “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit or other right or benefit under the Plan.

(f)     “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(g)     “Board” means the Board of Directors of the Company.

(h)     “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; provided, however, that with regard to any agreement that defines “Cause” on the occurrence of or in connection with a Corporate Transaction or a Change in Control, such definition of “Cause” shall not apply until a Corporate Transaction or a Change in Control actually occurs.

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(i)     “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions:

(i)     the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

(ii)     a change in the composition of the Board over a period of 12 months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

(j)     “Code” means the Internal Revenue Code of 1986, as amended.

(k)     “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

(l)     “Common Stock” means the common stock of the Company.

(m)     “Company” means Salon Media Group, Inc., a Delaware corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

(n)     “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(o)     “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least 12 months or (ii) have been Board members for less than 12 months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

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(p)     “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). Notwithstanding the foregoing, except as otherwise determined by the Administrator, in the event of any spin-off of a Related Entity, service as an Employee, Director or Consultant for such Related Entity following such spin-off shall be deemed to be Continuous Service for purposes of the Plan and any Award under the Plan. An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three months and one day following the expiration of such three-month period.

(q)     “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i)       a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii)       the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii)      the complete liquidation or dissolution of the Company;

(iv)     any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than 40% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction; or

(v)     acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

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(r)     “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.

(s)     “Director” means a member of the Board or the board of directors of any Related Entity.

(t)     “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than 90 consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(u)     “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

(v)     “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(w)     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(x)     “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)     If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)     If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

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(iii)     In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(y)     “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(z)     “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(aa)     “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(bb)     “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(cc)     “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(dd)     “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ee)     “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

(ff)      “Plan” means this 2014 Stock Incentive Plan.

(gg)     “Related Entity” means any Parent or Subsidiary of the Company.

(hh)     “Replaced” means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

(ii)     “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

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(jj)     “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

(kk)     “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(ll)       “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(mm)    “Share” means a share of the Common Stock.

(nn)     “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.     Stock Subject to the Plan.

(a)     Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards is 10,000,000 Shares, plus an annual increase to be added on the first business day of the Company’s fiscal year beginning in 2015 equal to 1% of the number of Shares outstanding as of such date or a lesser number of Shares determined by the Administrator. SARs payable in Shares shall reduce the maximum aggregate number of Shares which may be issued under the Plan only by the net number of actual Shares issued to the Grantee upon exercise of the SAR. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

(b)     Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at the lower of their original purchase price or their Fair Market Value at the time of repurchase, such Shares shall become available for future grant under the Plan. To the extent not prohibited by the listing requirements of the stock exchange or national market system on which the Common Stock may become traded or Applicable Law, any Shares covered by an Award which are surrendered (i) in payment of the Award exercise or purchase price (including pursuant to the “net exercise” of an option pursuant to Section 7(b)(v)) or (ii) in satisfaction of tax withholding obligations incident to the exercise of an Award shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Awards under the Plan, unless otherwise determined by the Administrator.

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4.     Administration of the Plan.

(a)     Plan Administrator.

(i)     Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii)     Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

(iii)     Administration With Respect to Covered Employees. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.

(iv)     Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

(b)     Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i)     to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii)     to determine whether and to what extent Awards are granted hereunder;

(iii)     to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv)     to approve forms of Award Agreements for use under the Plan;

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(v)     to determine the terms and conditions of any Award granted hereunder;

(vi)     to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent, provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee;

(vii)     to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

(viii)     to grant Awards to Employees, Directors and Consultants employed outside the United States on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to further the purpose of the Plan; and

(ix)     to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

(c)     Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

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5.     Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

6.     Terms and Conditions of Awards.

(a)     Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units or Dividend Equivalent Rights, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b)     Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option. In the event that the Code or the regulations promulgated thereunder are amended after the date the Plan becomes effective to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

(c)     Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, the following: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added and (xvii) market share. The performance criteria may be applicable to the Company, Related Entities and/or any individual business units of the Company or any Related Entity. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement. In addition, the performance criteria shall be calculated in accordance with generally accepted accounting principles, but excluding the effect (whether positive or negative) of any change in accounting standards and any extraordinary, unusual or nonrecurring item, as determined by the Administrator, occurring after the establishment of the performance criteria applicable to the Award intended to be performance-based compensation. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of performance criteria in order to prevent the dilution or enlargement of the Grantee’s rights with respect to an Award intended to be performance-based compensation.

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(d)     Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(e)     Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(f)     Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(g)     Individual Limitations on Awards.

(i)     Individual Limit for Options and SARs. The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any calendar year shall be determined from time to time by the Board of Directors. The foregoing limitation] shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section , below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

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(ii)     Individual Limit for Restricted Stock and Restricted Stock Units. For awards of Restricted Stock and Restricted Stock Units that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any calendar year shall be as determined from time to time by the Board of Directors. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below.

(h)     Deferral. If the vesting or receipt of Shares under an Award is deferred to a later date, any amount (whether denominated in Shares or cash) paid in addition to the original number of Shares subject to such Award will not be treated as an increase in the number of Shares subject to the Award if the additional amount is based either on a reasonable rate of interest or on one or more predetermined actual investments such that the amount payable by the Company at the later date will be based on the actual rate of return of a specific investment (including any decrease as well as any increase in the value of an investment).

(i)     Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(j)     Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

(k)     Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Other Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator but only to the extent such transfers are made to family members, to family trusts, to family controlled entities, to charitable organizations, and pursuant to domestic relations orders or agreements, in all cases without payment for such transfers to the Grantee. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(l)     Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.

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7.     Award Exercise or Purchase Price, Consideration and Taxes.

(a)     Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

(i)     In the case of an Incentive Stock Option:

(A)     granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than 110% of the Fair Market Value per Share on the date of grant; or

(B)     granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than 100% of the Fair Market Value per Share on the date of grant.

(ii)     In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than 100% of the Fair Market Value per Share on the date of grant.

(iii)     In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than 100% of the Fair Market Value per Share on the date of grant.

(iv)     In the case of SARs, the base appreciation amount shall not be less than 100% of the Fair Market Value per Share on the date of grant.

(v)     In the case of other Awards, such price as is determined by the Administrator.

(vi)     Notwithstanding the foregoing provisions of this Section , in the case of an Award issued pursuant to Section , above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b)     Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

(i)     cash;

(ii)     check;

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(iii)     surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(iv)     with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction;

(v)     with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the exercise price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares); or

(vi)     any combination of the foregoing methods of payment.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(b)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

(c)     Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise or vesting of an Award the Company shall withhold or collect from the Grantee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award (reduced to the lowest whole number of Shares if such number of Shares withheld would result in withholding a fractional Share with any remaining tax withholding settled in cash).

8.     Exercise of Award.

(a)     Procedure for Exercise; Rights as a Stockholder.

(i)     Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

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(ii)     An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(iv).

(b)     Exercise of Award Following Termination of Continuous Service.

(i)     An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

(ii)     Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

(iii)     Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

9.     Conditions Upon Issuance of Shares.

(a)     If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under federal or state laws.

(b)     As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

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10.     Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company and Section 11 hereof, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Awards may be granted to any Grantee in any calendar year, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii)  any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Administrator shall also make such adjustments as provided in this Section 10 or substitute, exchange or grant Awards to effect such adjustments (collectively “adjustments”). Any such adjustments to outstanding Awards will be effected in a manner that precludes the enlargement of rights and benefits under such Awards. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of Awards or other issuance of Shares, cash or other consideration pursuant to Awards during certain periods of time. Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11.     Corporate Transactions and Changes in Control.

(a)     Termination of Award to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

(b)     Acceleration of Award Upon Corporate Transaction or Change in Control. The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction or Change in Control or at the time of an actual Corporate Transaction or Change in Control and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Corporate Transaction or Change in Control, on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction or Change in Control. The Administrator may provide that any Awards so vested or released from such limitations in connection with a Change in Control, shall remain fully exercisable until the expiration or sooner termination of the Award.

(c)     Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option accelerated under this Section  in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.

12.     Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten years unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

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13.     Amendment, Suspension or Termination of the Plan.

(a)     The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by Applicable Laws.

(b)     No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c)     No suspension or termination of the Plan (including termination of the Plan under Section , above) shall adversely affect any rights under Awards already granted to a Grantee.

14.     Reservation of Shares.

(a)     The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b)     The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15.     No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without cause and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

16.     No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Pension Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

17.     Stockholder Approval. The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Company within 12 months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that stockholder approval is not obtained within the 12 month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.

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18.     Limitation on Grants and Awards in Certain Jurisdictions. Until such time as the Common Stock shall be listed on any stock exchange or national market system, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market LLC or the NYSE MKT LLC, no Awards shall be made to any Employee, Director or Consultant in California or in any other state unless the “blue sky” legal requirements for grants under the laws of California or such other state have been satisfied, complied with or waived.

19.     Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

20.     Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

21.     Nonexclusivity of The Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of Awards otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

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APPENDIX C

FORM OF CERTIFICATE OF AMENDMENT

OF THE

RESTATED CERTIFICATE OF INCORPORATION

OF

SALON MEDIA GROUP, INC.

The undersigned, Cynthia Jeffers, hereby certifies that:

1.     She is the Chief Executive Officer of Salon Media Group, Inc., a Delaware corporation (the “Corporation”). The Corporation was incorporated under the name “Salon Internet, Inc. Delaware” by the filing of its original certificate of incorporation (the “Original Certificate of Incorporation”) with the Secretary of State of the State of Delaware on April 1, 1999. The Original Certificate of Incorporation was restated in its entirety by the filing of the restated certificate of incorporation with the Secretary of State of the State of Delaware on June 17, 1999 (the “Original Restated Certificate of Incorporation”). The Original Restated Certificate of Incorporation was restated in its entirety by the filing of the restated certificate of incorporation with the Secretary of State of the State of Delaware on [ ], 2014 (the “Restated Certificate of Incorporation”).

2.     Article 4, section A of the Restated Certificate of Incorporation is hereby amended and by adding the following paragraph:

“Upon the filing and effectiveness (the “Effective Time”) pursuant to the Delaware General Corporation Law of this Certificate of Amendment to the Restatated Certificate of Incorporation of the Corporation, each [ ] shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. A stockholder who otherwise would be entitled to receive a fractional share of Common Stock shall be entitled to receive an amount equal to [$___ multiplied by the applicable fraction of the fraction shares] in lieu of such fractional share interest. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”

3.     This Certificate of Amendment of the Restated Certificate of Incorporation has been duly adopted by the Board of Directors and stockholders of the Corporation in accordance with Sections 242 and 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of the Restated Certificate of Incorporation on ________, 201__.

Cynthia Jeffers, Chief Executive Officer

SALON

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 A.M., Pacific Time, on March 13, 2014.

Vote by Internet

- Go to **www.envisionreports.com/SLNM**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card 1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all nominees, FOR Proposals 1, 3, 4, 5, and 7 and every 1 YR for Proposal 6.

2. Election of six directors:

Nominee	For	Withhold	Nominee	For	Withhold	Nominee	For	Withhold
01 - Cynthia Jeffers	☐	☐	02 - John Warnock	☐	☐	03 - Deepak Desai	☐	☐
04 - William Hambrecht	☐	☐	05 - George Hirsch	☐	☐	06 - James Rosenfield	☐	☐

Proposal	1 YR	2 YRS	3 YRS	Abstain
6. Approval, on a non-binding advisory basis, of the frequency of non-binding, advisory stockholder votes on our executive compensation.	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

C 1234567890 JNT

1UPX 1835161

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

01REEC

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

SALON

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Proxy — Salon Media Group, Inc.

2014 Annual Meeting of Stockholders

Morrison & Foerster LLP, 425 Market Street, San Francisco, California 94105
Proxy Solicited by Board of Directors for Annual Meeting — March 13, 2014

Cynthia Jeffers and Elizabeth Hambrecht, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Salon Media Group, Inc., to be held on March 13, 2014 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees, FOR Proposals 1, 3, 4, 5, and 7 and every 1 YR for Proposal 6.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

C Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Special Meeting. ☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

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